ANNUAL
                                    REPORT

                         [american century logo(reg.sm)]
                                    American
                                 Century(reg.tm)


                                MARCH 31, 1998

                                   AMERICAN
                                    CENTURY
                                     GROUP

                                     Value
                                 Equity Income


                               TABLE OF CONTENTS

Report Highlights .........................................................    1
Our Message to You ........................................................    2
Market Perspective ........................................................    3
Value
           Performance & Portfolio Information ............................    4
           Management Q & A ...............................................    5
           Schedule of Investments ........................................    8
           Financial Highlights ...........................................   26
Equity Income
           Performance & Portfolio Information ............................   11
           Management Q & A ...............................................   12
           Schedule of Investments ........................................   15
           Financial Highlights ...........................................   29
Statements of Assets and Liabilities ......................................   18
Statements of Operations ..................................................   19
Statements of Changes in Net Assets .......................................   20
Notes to Financial Statements .............................................   21
Independent Auditors' Report ..............................................   31
Share Class and Retirement Account
Information ...............................................................   32
Background Information
           Investment Philosophy & Policies ...............................   36
           Comparative Indices ............................................   36
           Investment Team Leaders ........................................   36
Glossary ..................................................................   37

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups based on investment style and objectives, to help simplify your fund decisions. These groups appear below

                AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century          Twentieth Century
     Group                          Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
                                   Value
                               Equity Income

We welcome your comments or questions about this report.

See the back cover for ways to contact us by mail, phone or e-mail.

American Century and The Benham Group are registered marks of American Century Services Corporation.

                                                    AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

                                     VALUE
                               INVESTOR CLASS(1)

                          TOTAL RETURNS: AS OF 3/31/98
                               6 Months 10.88%(2)
                                  1 Year 39.94%
                            NET ASSETS: $2.7 billion
                                 (AS OF 3/31/98)
                             INCEPTION DATE: 9/1/93
                              TICKER SYMBOL: TWVLX


                                 EQUITY INCOME
                               INVESTOR CLASS(1)

                          TOTAL RETURNS: AS OF 3/31/98
                               6 Months 11.10%(2)
                                  1 Year 37.78%
                            NET ASSETS: $356 million
                                 (AS OF 3/31/98)
                             INCEPTION DATE: 8/1/94
                              TICKER SYMBOL: TWEIX

                        (1) See Share Classes, page 32.

                              (2) Not annualized.

MARKET PERSPECTIVE

* The U.S. stock market continued its powerful advance during the fiscal year ended March 31, 1998. The S&P 500 gained 47.85% and the S&P 500/ BARRA Value Index was up 42.48%.

*     A robust economy has fueled the stock market's performance.  Low inflation
      and  interest  rates  and  continued   corporate   earnings   growth  have
      contributed to a strong economy.

* Earnings growth and profitability are top corporate priorities. The U.S. is one of the most technologically proficient of the industrial nations, and U.S. companies are enjoying high internal returns.

* Investors continue to pour money into the market. Stock prices and investor expectations remain very high. On a historical basis, corporate assets are expensive, and the average stock dividend is at a record low.

VALUE

* Investor Class shares posted a total return of 39.94% for the year ended March 31, 1998. It slightly trailed its benchmark, the S&P 500/BARRA Value Index, which returned 42.48%. (See Total Returns on page 4.)

* Two industries performed especially well during the period -- banking and financial services. Value was somewhat underweighted in those sectors relative to its benchmark when the period began. However, a timely purchase of NationsBank Corp. helped bring the weighting more in line with the index.

* Food and beverage company stocks produced mixed returns. Universal Foods and Archer Daniels Midland contributed significantly to performance. IBP, a large beef and pork processor, turned in a disappointing fourth quarter.

* We reduced holdings in the electric utility sector when these stocks moved higher in late 1997. We increased the fund's weighting in oil and natural gas as valuations became more attractive.

EQUITY INCOME

* Investor Class shares posted excellent results, gaining 37.78% for the year ended March 31, 1998, compared to 37.52% for its benchmark, the Lipper Equity Income Fund Index. (See Total Returns on page 11.)

* Equity Income benefited from consolidation and merger activity in several sectors, including banking and financial services, telephone utilities and industrial equipment.

* Giant Food, Inc., the fund's largest holding, was also one of its top performing stocks.

* Returns were also enhanced by increased holdings in the healthcare and energy industries. However, we did reduce the fund's stake in utilities as these stocks moved higher in late 1997.

                Many of the investment terms in this report are
                       defined in the Glossary on page 37.


     ANNUAL REPORT                                     REPORT HIGHLIGHTS      1


                              OUR MESSAGE TO YOU

            [photo of James E. Stowers, Jr. and James E. Stowers III]

    Stocks have posted historic returns over the last three calendar years (1995-1997), and the last six months of our fiscal year, which ended March 31, did not interrupt the momentum. U.S. financial indices continued to soar. The generous market values accorded many large marquee companies grew even more generous, and small to midsize stocks performed very respectably.

    Is this the best we can expect? Or, are prices headed higher?

    We've been optimistic about the stock market for many years, and today is no exception. We believe stocks should produce good returns. But there is one key provision: Inflation and interest rates must remain low. Low inflation and interest rates fuel economic growth and provide a good environment for stocks and other financial assets. Our capital markets should thrive until that environment changes.

    Corporate America is also in excellent health. Companies are highly productive and generating historically strong returns on their investments, including investments in their own stock. A slowdown in earnings could cause the equity markets to stumble, but such a correction should prove temporary as long as inflation remains low.

    Finally, it pays to keep in mind that this is a market of individual stocks. Not every company and industry is selling at record prices. Many are undervalued even by the standards of a less enthusiastic market. These are the stocks that interest American Century Value and American Century Equity Income, and both funds are finding ample opportunities.

    The past six months have also been eventful for American Century. As many of you may know, we gained a powerful business partner this past January, when J.P. Morgan became a substantial minority shareholder. The new business partnership will allow both companies to offer investors a highly diverse menu of investment options and services.

    We're also working hard to get our computer systems ready for year 2000. Year 2000 has been widely publicized in the financial press. It refers to the possible inability of computer systems to distinguish between the years 1900 and 2000. Like other financial companies, many of our computer operations involve some type of date comparison or date calculation. Most of our systems are already year 2000 compliant, and we anticipate that the rest will be in compliance by the end of the year.

    In closing, we're proud to note that 1998 marks the 40th year since American Century launched its first mutual funds. Not many fund companies can claim a 40-year track record, or a fund family that includes nearly 70 stock, bond, money market and blended (stock and bond) funds that provide investors with such a wide range of choice and flexibility. Whatever your financial goals, we believe we have an outstanding group of funds to help you reach them.

    Thank you for your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                       /s/James E. Stowers III
James E. Stowers, Jr.                          James E. Stowers III
Chairman of the Board and Founder              Chief Executive Officer


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE

[line graph - data below]

U.S. STOCK MARKET PERFORMANCE (Growth of $1.00)
For the one-year period ended March 31, 1998

                S&P 500          NASDAQ      S&P BARRA VALUE

3/31/97          $1.00           $1.00           $1.00
4/30/97          $1.06           $1.03           $1.04
5/31/97          $1.12           $1.15           $1.10
6/30/97          $1.17           $1.18           $1.14
7/31/97          $1.27           $1.30           $1.24
8/31/97          $1.19           $1.30           $1.18
9/30/97          $1.26           $1.38           $1.25
10/31/97         $1.22           $1.30           $1.20
11/30/97         $1.27           $1.31           $1.25
12/31/97         $1.30           $1.29           $1.28
1/31/98          $1.31           $1.33           $1.26
2/28/98          $1.40           $1.45           $1.36
3/31/98          $1.48           $1.50           $1.42

       Nasdaq Composite Index ...............................  50.25%
       S&P 500 ..............................................  47.85%
       S&P/BARRA Value Index ................................  42.48%

PUSHING THE ENVELOPE

    Just how quickly has the market appreciated over the past few years? It took 15 years, from 1972-1987, for the Dow Jones Industrial Average to double. It then took only eight years to double again. Three and a half years later, in mid-1997, it had doubled once more, to 8000.

    So it is not surprising that calendar 1995-1997 marked one of the best three-year performance runs on record. It was, in fact, the most consistent performance period ever for large-stock indices like the Dow Industrials and S&P
500. All three years saw returns top 20%. The S&P 500 gained 47.85% for the fiscal year ended March 31, and the S&P 500/Barra Value Index was up 42.48%.

    As of mid-April, the averages were still climbing, undeterred by warnings of lower corporate earnings, the collapse of the "Asian Miracle," and a tight U.S. labor market.

    How can we account for the market's success?

A PRODUCTIVE ECONOMY

    Stocks owe much of their success to a robust economy. The U.S. is currently enjoying an economic growth rate north of 3%, a number that many economists thought unsustainable without igniting higher inflation. For the last several years, we've had virtually full employment and minimal inflation --in 1997 prices rose at the slowest pace in 12 years. Interest rates are among the lowest since the 1960s.

    A successful market is also tied to the success of individual companies. In the 1980s, the corporate mantra was "growth for growth's sake." Attention to the bottom line was often secondary. Today, earnings growth and profitability are at the top of the business agenda. We are also one of the most technologically proficient of the industrial nations. As a result, U.S. companies are enjoying strong internal returns. Return on equity, for example, which is one measure of a company's value to its shareholders, is annualizing above 20%, a heady number by historical standards. The new corporate agenda has also been reflected in earnings, which have been on a double-digit growth spurt for five of the last six years.

    By some key measures, however, stock prices are very expensive. The average stock in the S&P 500 now costs more than 25 times last year's earnings, an historical high. Corporate assets are also richly valued. Investors are paying roughly five times balance sheet assets, or twice the historical average. Dividends on the average S&P stock are less than 1.5%, another record.

INFLATION, INTEREST RATES, AND EARNINGS

    What could make the world less equity-friendly? Most probably, an upturn in inflation or a substantial decline in earnings. One doesn't have to look much farther than last summer, when oil prices spiked, and the economic crisis in Southeast Asia deepened. Together, they raised the specter of higher inflation and lower earnings, and temporarily set the market on its ear. If inflation picks up, interest rates are likely to rise too as the bond market, along with the Federal Reserve, lift rates to slow the economy. In 1997, however, oil prices went into a tailspin when Asian demand fell, and in March, as stocks soared, crude oil prices hit a nine-year low. Meanwhile, the fallout from Asia continues to impact corporate earnings.

    This remains a very powerful market, but expectations are high. While we are optimistic about the market's long-term prospects, in the short run it may need to digest its gains.


     ANNUAL REPORT                                    MARKET PERSPECTIVE      3


                                     VALUE

 TOTAL RETURNS AS OF MARCH 31, 1998*

                                                                             AVERAGE ANNUAL RETURNS
                                           6 MONTHS         1 YEAR          3 YEARS      LIFE OF FUND
------------------------------------------------------------------------------------------------------------------------
 INVESTOR CLASS (inception 9/1/93)
   Value .................................  10.88%          39.94%           27.60%        21.98%
   S&P 500 ...............................  17.18%          47.85%           32.73%        23.77%
   S&P 500/BARRA Value ...................  14.03%          42.48%           30.26%        21.24%
------------------------------------------------------------------------------------------------------------------------
 ADVISOR CLASS (inception 10/2/96)
   Value .................................  10.73%          39.60% .....................   31.70%
   S&P 500 ...............................  17.18%          47.85% .....................   38.67%
   S&P 500/BARRA Value ...................   4.03%          42.48% .....................   36.08%
------------------------------------------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS (inception 7/31/97)
   Value .................................  10.93% .....................................   17.14%
   S&P 500 ...............................  17.18% .....................................   16.82%
   S&P 500/BARRA Value ...................  14.03% .....................................   15.25%

*Returns for periods less than one year are not annualized.

See pages 32, 36 and 37 for more information about share classes, the comparative indices and returns.


[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND (Investor Class)

$10,000 INVESTMENT MADE ON 9/1/93

Value on 3/31/98
                          S & P BARRA     S & P 500
              VALUE       VALUE INDEX       INDEX
             $13,174        $12,635        $13,350

                          S & P BARRA     S & P 500
              VALUE       VALUE INDEX       INDEX
9/1/93       $10,000        $10,000        $10,000
9/30/93      $13,174        $12,635        $13,350
10/31/93     $13,174        $12,635        $13,350
11/30/93     $13,174        $12,635        $13,350
12/31/93     $13,174        $12,635        $13,350
1/31/94      $13,174        $12,635        $13,350
2/28/94      $13,174        $12,635        $13,350
3/31/94      $13,174        $12,635        $13,350
4/30/94      $13,174        $12,635        $13,350
5/30/94      $13,174        $12,635        $13,350
6/30/94      $13,174        $12,635        $13,350
7/31/94      $13,174        $12,635        $13,350
8/31/94      $13,174        $12,635        $13,350
9/30/94      $13,174        $12,635        $13,350
10/31/94     $13,174        $12,635        $13,350
11/30/94     $13,174        $12,635        $13,350
12/31/94     $13,174        $12,635        $13,350
1/31/95      $13,174        $12,635        $13,350
2/28/95      $13,174        $12,635        $13,350
3/31/95      $13,174        $12,635        $13,350
4/30/95      $13,174        $12,635        $13,350
5/31/95      $13,174        $12,635        $13,350
6/30/95      $13,174        $12,635        $13,350
7/31/95      $13,174        $12,635        $13,350
8/31/95      $13,174        $12,635        $13,350
9/30/95      $13,174        $12,635        $13,350
10/31/95     $13,174        $12,635        $13,350
11/30/96     $13,174        $12,635        $13,350
12/31/96     $13,174        $12,635        $13,350
1/31/96      $13,174        $12,635        $13,350
2/29/96      $13,174        $12,635        $13,350
4/1/00       $13,174        $12,635        $13,350
5/1/00       $13,174        $12,635        $13,350
6/1/00       $13,174        $12,635        $13,350
7/1/00       $13,174        $12,635        $13,350
8/1/00       $13,174        $12,635        $13,350
9/1/00       $13,174        $12,635        $13,350
10/1/00      $13,174        $12,635        $13,350
11/1/00      $13,174        $12,635        $13,350
12/1/00      $13,174        $12,635        $13,350
1/1/01       $13,174        $12,635        $13,350
2/1/01       $13,174        $12,635        $13,350
3/1/01       $13,174        $12,635        $13,350
4/1/01       $13,174        $12,635        $13,350
5/1/01       $13,174        $12,635        $13,350
6/1/01       $13,174        $12,635        $13,350
7/1/01       $13,174        $12,635        $13,350
8/1/01       $13,174        $12,635        $13,350
9/1/01       $13,174        $12,635        $13,350
10/1/01      $13,174        $12,635        $13,350
11/1/01      $13,174        $12,635        $13,350
12/1/01      $13,174        $12,635        $13,350
1/1/02       $13,174        $12,635        $13,350
2/1/02       $13,174        $12,635        $13,350
3/1/02       $13,174        $12,635        $13,350
4/1/02       $13,174        $12,635        $13,350

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for other classes will vary due to differences in fee structure (see the Total Returns table above). The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the indices do not.

PORTFOLIO CHARACTERISTICS AT A GLANCE

                                                3/31/98           3/31/97
Number of Companies                               72                72
Average Dividend
   Yield of Holdings                             1.8%              2.6%
Price/Earnings Ratio                             19.0              14.8
Portfolio Turnover                               130%              111%
Expense Ratio (for Investor Class)              1.00%             1.00%


4        VALUE                                  AMERICAN CENTURY INVESTMENTS


                                     VALUE

MANAGEMENT Q & A

    An interview with Phil Davidson and Peter Zuger, portfolio managers on the Value investment team.

How did the fund perform over the last 12 months?

    For the year ended March 31, 1998, Value performed very respectably, posting a total return of 39.94%.* It slightly trailed its benchmark, the S&P 500/BARRA Value Index, which gained 42.48%. Neither the fund nor its benchmark matched the 47.85% gain recorded by the S&P 500 for the same period.

What caused Value to underperform the S&P 500?

    There were several factors. Perhaps most significant is that Value is managed with a risk-adjusted approach, which is designed to enable the fund to participate in up markets and also protect assets in down markets. Given the fund's less aggressive approach, we would not expect its performance to surpass or even match that of the S&P 500 when the market is this strong. By the same token, we expect the fund to drop less than the index should the market head down.

    Secondly, the market environment during the period was one in which investors flocked to large, high-quality growth stocks. We found this segment of the market overvalued, and few of these large-cap stocks fell within the fund's investment parameters. As a result, we turned predominantly to mid-capitalization value stocks.

    Overall, we are pleased with Value's one-year return of nearly 40% and feel that it compares quite favorably with the S&P 500's gain for the year.

What explains the fund's performance relative to its benchmark, the S&P 500/BARRA Value Index?

    Value seeks long-term capital appreciation using a bottom-up approach. We think defensively, analyzing one stock at a time, and buy and sell stocks using very

*All funds returns referenced in this interview are for Investor Class shares.


[bar chart - data below]

VALUE'S FISCAL YEAR RETURNS (Periods ending March 31)

DATE       VALUE       S&P BARRA

1994       0.83%       -2.91%
1995       18.56%       12.64%
1996       27.94%       32.94%
1997       16.03%       16.70%
1998       39.94%       42.48%

This chart illustrates the returns of the fund's Investor Class since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's returns do not. See page 36 for a description of the index. Past performance is no guarantee of future results.

(1) Investor Class. (2) Returns from the fund's 9/1/93 inception date to 3/31/94.


     ANNUAL REPORT                                                 VALUE      5


                                     VALUE

disciplined criteria. As part of that more defensive posture, Value had taken somewhat smaller positions than the index in two industries that performed well throughout the year -- banking and financial services. These industries continued an unusually long run of good performance. Although we were underweighted throughout the period, we purchased shares of NationsBank Corp. at very attractive prices in September and also bought into CIT Group, a commercial finance company, in March. Telephone utilities also had an outstanding year, fueled in part by continued good earnings, the acquisition of MCI by WorldCom and speculation regarding other potential acquisitions in the industry. Value was materially underweighted relative to the index and therefore missed some of that appreciation.

What stocks added to returns?

    Two of the fund's best performing stocks were Mercantile Bancorporation and First Virginia Bank. Both benefited from the continued merger and acquisition activity in the financial services industry. Mercantile's shares returned 21.8% in the fourth quarter of 1997 alone, and both stocks closed out 1997 at their highs.

    A handful of food and beverage stocks also contributed significantly to returns, among them Universal Foods and Archer Daniels Midland (ADM). Universal Foods makes food additives, flavorings and colorings and dehydrated products for the food processing and baking markets. The company enjoyed increasing profits and growth as a result of ongoing expense controls and an expanded product line made possible through the company's acquisition of several smaller food manufacturers in 1997. ADM, one of the world's largest corn and soybean processors, experienced weak earnings in early 1997. Its share price was depressed due to concerns about high grain prices and price competition in the high fructose corn syrup (HFCS) market. The worries about high grain prices evaporated later in the year when grain harvests were respectable and substantial share price appreciation followed. The fund significantly reduced its investment in ADM on this development. Overcapacity had kept HFCS prices in check, but increasing demand by the soft drink industry and greater demand from Mexico is working to ease the excess capacity problem, which suggests better pricing going forward.

    Another solid contributor was Superior Industries. Superior is the dominant maker of aluminum wheels, which have been steadily taking market share in the U.S. from their steel counterparts. The company is

TOP TEN HOLDINGS                                  % of fund investments
                                                As of             As of
                                                3/31/98          9/30/97

Giant Food Inc. Cl A                            4.3%               4.6%
Superior Industries
International, Inc.                             2.4%               2.3%
Burlington Resources Inc.                       2.4%               0.9%
IBP, Inc.                                       2.4%               2.6%
Dillard's, Inc. Cl A                            2.3%               1.0%
Great Lakes Chemical Corp.                      2.3%               2.5%
Mallinckrodt Inc.                               2.3%               2.9%
Ameren Corporation                              2.1%                --
Browning-Ferris Industries, Inc.                2.0%                --
Mercantile Stores Co., Inc.                     2.0%               0.7%


 TOP FIVE INDUSTRIES                              % of fund investments
                                                As of             As of
                                                3/31/98          9/30/97

Energy (Production & Marketing)                 11.4%           8.7%
Chemicals & Resins                              10.4%           6.2%
Healthcare                                      8.3%            2.8%
Food & Beverage                                 7.4%            7.6%
Banking                                         5.6%            5.6%


6      VALUE                                  AMERICAN CENTURY INVESTMENTS


                                     VALUE

moving into new markets and is expanding its product line; however, its recent earnings recovery has been fueled in large part by a turnaround at the company's chrome-plating facility, which suffered through a costly start-up phase in 1996. Steady volume gains have been important recently. Superior continues to post good returns and has used its discretionary cash to implement a meaningful share repurchase program.

Which stocks dampened performance?

    Although food and beverage companies in general were good performers, one holding was disappointing. IBP, the world's largest beef and pork processor, suffered a surprise in late 1997 when fourth-quarter earnings were reported at almost 50% below estimates. The Asian economic crisis had a negative impact on the company's exports, while food safety concerns, plant start-up costs, and an abundant supply of competing meats all combined to hurt operations.

    Tecumseh Products also was a disappointment. Tecumseh is a sound, well-managed company that manufactures compressors for refrigerators and air conditioners. We bought the stock at an attractive price. However, a cooler-than-expected summer resulted in soft demand for the company's products, a problem that was compounded by increasing investor concern about an economic slowdown and currency devaluation in Brazil, an important market for Tecumseh. The two events ultimately caused the stock price to decline more than 18% in the second half of the period. However, we are maintaining the position because we believe Tecumseh will overcome these short-term difficulties and produce attractive returns.

What changes did you make to the portfolio since the semiannual report?

    Our greatest shift has been in the electric utilities sector, where we reduced holdings from 8% of investments at mid-period to just 3% at March 31. Stocks we eliminated include Wisconsin Energy, Texas Utilities and Florida Progress. These stocks moved significantly higher in late 1997 as interest rates fell and investors became defensive in the wake of the Asian currency crisis, making the utilities sector the top-performing group in the fourth quarter. We also eliminated several chemical stocks and some food retailers because their prices approached what we consider fair valuation.

    On the buy side, we increased the weighting in oil and natural gas producers from 8.7% at mid-year to 11.4% on March 31 as prices weakened and valuations became more attractive. We also increased holdings in healthcare as several attractive opportunities arose.

What is your outlook for the fund going forward?

    When stock prices are rising rapidly, value-oriented funds may trail the broad market. We are pleased with Value's performance in the current robust market environment, but we would like to emphasize that this fund's objective is not only to participate in up markets, but to protect assets in down markets. We may continue to see the market produce exceptional returns, but that would be somewhat unusual. We expect that Value's risk-adjusted, bottom-up approach will perform relatively better in more normal market environments during which stock prices advance in line with long-term common stock returns. We continue to search for and purchase securities of seasoned, established businesses that we believe are temporarily undervalued.


     ANNUAL REPORT                                                 VALUE      7


                            SCHEDULE OF INVESTMENTS

                                     VALUE

MARCH 31, 1998

Shares                                                                    Value
--------------------------------------------------------------------------------


 COMMON STOCKS

AEROSPACE & DEFENSE--2.0%
                   359,200  Litton Industries, Inc.(1)                 $       20,721,350
                   590,100  Raytheon Co. Cl A                                  33,561,938
                                                                     ------------------------
                                                                               54,283,288
                                                                     ------------------------

AUTOMOBILES & AUTO PARTS--4.7%
                 2,065,200  Cooper Tire and Rubber Company                     49,048,500
                   603,600  Pep Boys-Manny, Moe & Jack (The)                   13,995,975
                 2,024,200  Superior Industries International, Inc.(2)         67,178,138
                                                                     ------------------------
                                                                              130,222,613
                                                                     ------------------------

BANKING--5.6%
                   823,250  First Virginia Banks, Inc.                         46,204,906
                 1,019,800  Mercantile Bancorporation Inc.                     55,897,788
                   730,000  NationsBank Corp.                                  53,244,375
                                                                     ------------------------
                                                                              155,347,069
                                                                     ------------------------

BUILDING & HOME IMPROVEMENTS--0.5%
                   302,300  York International Corporation                     13,603,500
                                                                     ------------------------

BUSINESS SERVICES & SUPPLIES--0.9%
                 1,200,000  Reynolds & Reynolds Co.                            26,250,000
                                                                     ------------------------

CHEMICALS & RESINS--10.4%
                   583,000  Air Products and Chemicals, Inc.                   48,316,125
                   860,100  BetzDearborn Inc.                                  48,541,894
                   287,600  Engelhard Corp.                                     5,464,400
                 1,178,900  Great Lakes Chemical Corp.                         63,660,600
                   921,900  Lubrizol Corp.                                     35,493,150
                 1,316,800  Nalco Chemical Co.                                 53,412,700
                   663,400  Praxair, Inc.                                      34,123,637
                                                                     ------------------------
                                                                              289,012,506
                                                                     ------------------------

COMMUNICATIONS EQUIPMENT(3)
                    32,100  Andrew Corp.(1)                                       634,978
                                                                     ------------------------

COMPUTER SOFTWARE & SERVICES--2.2%
                   391,400  First Data Corp.                                   12,720,500
                 1,213,900  GTECH Holdings Corp.(1)                            47,190,363
                                                                     ------------------------
                                                                               59,910,863
                                                                     ------------------------


Shares                                                                   Value
--------------------------------------------------------------------------------

ELECTRICAL & ELECTRONIC
COMPONENTS--5.1%
                   986,100  AMP, Inc.                                 $       43,203,506
                   753,000  Cooper Industries, Inc.                           44,756,437
                 1,177,800  General Signal Corp.                              55,062,150
                                                                    ------------------------
                                                                             143,022,093
                                                                    ------------------------

ENERGY (PRODUCTION & MARKETING)--11.4%
                 1,079,600  Apache Corp.                                      39,675,300
                   350,700  Atlantic Richfield Co.                            27,573,789
                 1,389,600  Burlington Resources Inc.                         66,613,950
                   748,200  Murphy Oil Corp.                                  37,503,525
                 1,951,200  Seagull Energy Corp.(1)                           37,438,650
                 1,103,700  Swift Energy Co.(2)                               18,831,881
                 1,158,600  Ultramar Diamond Shamrock Corp.                   40,840,650
                 1,319,100  Unocal Corp.                                      51,032,681
                                                                    ------------------------
                                                                             319,510,426
                                                                    ------------------------

ENVIRONMENTAL SERVICES--3.6%
                 1,733,800  Browning-Ferris Industries, Inc.                  56,565,225
                 2,342,400  Waste Management
                               International plc ADR(1)                       17,275,200
                   847,000  Waste Management, Inc.                            26,098,188
                                                                    ------------------------
                                                                              99,938,613
                                                                    ------------------------

FINANCIAL SERVICES--0.8%
                   679,000  CIT Group Holdings, Inc. (The) Cl A(1)            22,152,375
                                                                    ------------------------

FOOD & BEVERAGE--7.4%
                 1,890,957  Archer-Daniels-Midland Co.                        41,482,869
                   572,200  Chiquita Brands International, Inc.                7,831,988
                 2,927,100  IBP, Inc.                                         65,676,806
                 2,513,000  Tyson Foods, Inc. Cl A                            48,375,250
                   903,800  Universal Foods Corp.                             44,286,200
                                                                    ------------------------
                                                                             207,653,113
                                                                    ------------------------

HEALTHCARE--8.3%

                   595,000  Aetna Inc.                                        49,645,312
                 1,142,400  Allergan, Inc.                                    43,411,200
                   257,000  Bausch & Lomb Inc.                                11,741,688
                   948,200  Beckman Coulter, Inc.(2)                          54,343,713
                   420,000  Lab Holdings Inc.(2)                               9,870,000
                 1,603,700  Mallinckrodt Inc.                                 63,346,150
                                                                    ------------------------
                                                                             232,358,063
                                                                    ------------------------

See Notes to Financial Statements


8      VALUE                                  AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

                                     VALUE

MARCH 31, 1998

Shares                                                                     Value
--------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT & MACHINERY--1.0%
                   535,400  Tecumseh Products Cl A                     $      28,811,213
                                                                    -------------------------

INSURANCE--2.0%
                   513,300  Argonaut Group, Inc.                              18,526,922
                   247,000  CNA Financial Corp.(1)                            37,050,000
                                                                    -------------------------
                                                                              55,576,922
                                                                    -------------------------

LEISURE--2.0%
                   629,900  Eastman Kodak Co.                                 40,864,762
                   371,000  Polaroid Corp.                                    16,324,000
                                                                    -------------------------
                                                                              57,188,762
                                                                    -------------------------

METALS & MINING--5.4%
                   808,500  Aluminum Co. of America                           55,634,906
                   567,000  Arch Coal Inc.                                    15,309,000
                 1,287,500  Barrick Gold Corp.                                27,842,187
                   827,000  Reynolds Metals Co.                               50,808,812
                                                                    -------------------------
                                                                             149,594,905
                                                                    -------------------------

PAPER & FOREST PRODUCTS--3.5%
                   465,000  Chesapeake Corp.                                  16,042,500
                   968,300  Rayonier, Inc.                                    44,239,206
                    99,300  Schweitzer-Mauduit International, Inc.             3,425,850
                 1,105,600  Westvaco Corp.                                    33,997,200
                                                                    -------------------------
                                                                              97,704,756
                                                                    -------------------------

PRINTING & PUBLISHING--1.8%
                 1,176,500  Banta Corp.                                       36,434,734
                   460,200  McClatchy Newspapers, Inc.                        13,719,713
                                                                    -------------------------
                                                                              50,154,447
                                                                    -------------------------

RAILROAD--1.8%
                   853,000  CSX Corp.                                         50,753,500
                                                                    -------------------------

RETAIL (FOOD & DRUG)--5.3%
                 3,122,900  Giant Food Inc. Cl A(2)                          120,622,012
                   644,600  Hannaford Brothers Co.                            28,644,412
                                                                    -------------------------
                                                                             149,266,424
                                                                    -------------------------

RETAIL (GENERAL MERCHANDISE)--4.3%
                 1,754,600  Dillard's Inc. Cl A                               64,810,537
                   841,200  Mercantile Stores Co., Inc.                       56,518,125
                                                                    -------------------------
                                                                             121,328,662
                                                                    -------------------------


Shares                                                                   Value
--------------------------------------------------------------------------------

RETAIL (SPECIALTY)--0.7%
                  680,000  Toys 'R' Us, Inc.(1)                        $      20,442,500
                                                                    -------------------------

RUBBER & PLASTICS--2.1%
                  955,000  Rubbermaid Inc.                                    27,217,500
                1,134,500  Tupperware Corp.                                   30,206,062
                                                                    -------------------------
                                                                              57,423,562
                                                                    -------------------------

TRANSPORTATION--1.0%
                  413,800  XTRA Corp.(2)                                      26,690,100
                                                                    -------------------------

UTILITIES--3.1%
                1,385,100  Ameren Corporation                                 58,347,338
                  875,800  Kansas City Power & Light Co.                      27,587,700
                                                                    -------------------------
                                                                              85,935,038
                                                                    -------------------------

TOTAL COMMON STOCKS--96.9%                                                 2,704,770,291
                                                                    -------------------------
   (Cost $2,348,034,184)


-----------------------------------------------------------------------------------------

  TEMPORARY CASH INVESTMENTS--3.1%

Repurchase Agreement, Morgan Stanley Group, Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 5.90%, dated 3/31/98, due 4/1/98
       (Delivery value $85,914,078)                                           85,900,000
                                                                    -------------------------

   (Cost $85,900,000)


TOTAL INVESTMENT SECURITIES--100.0%                                       $2,790,670,291
                                                                    =========================
   (Cost $2,433,934,184)

See Notes to Financial Statements


     ANNUAL REPORT                                                 VALUE      9


                            SCHEDULE OF INVESTMENTS

                                     VALUE

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1)   Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the year ended March 31, 1998.)

(3)   Investment in industry is less than 0.05% of total investment securities.

See Notes to Financial Statements


10      VALUE                                  AMERICAN CENTURY INVESTMENTS


                                 EQUITY INCOME

 TOTAL RETURNS AS OF MARCH 31, 1998(1)

                                                         AVERAGE ANNUAL RETURNS

                                                6 MONTHS        1 YEAR         3 YEARS       LIFE OF FUND

------------------------------------------------------------------------------------------------------------------------
 INVESTOR CLASS (inception 8/1/94)
   Equity Income ..............................  11.10%          37.78%          26.26%         24.45%
   S&P 500 ....................................  17.18%          47.85%          32.73%         29.70%
   Lipper Equity Income Fund Index ............  12.91%          37.52%          25.97%         22.82%
------------------------------------------------------------------------------------------------------------------------
 ADVISOR CLASS (inception 3/7/97)
   Equity Income ..............................  11.01%          37.71% ....................    31.35%
   S&P 500 ....................................  17.18%          47.85% ....................    36.91%
   Lipper Equity Income Fund Index ............  12.91%          37.52% ....................   31.37%(2)

(1) Returns for periods less than one year are not annualized.

(2) Return from 3/13/97, the date nearest the class's inception for which data are available.

See pages 32, 36 and 37 for more information about share classes, comparative indices and returns.


[bar graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND (Investor Class)

$10,000 INVESTMENT MADE ON 8/1/94

Value on 3/31/98

             LIPPER
             EQUITY      EQUITY INCOME    S & P 500
             INCOME       FUND INDEX       INDEX
             $22,280        $21,250        $25,927

             LIPPER
             EQUITY      EQUITY INCOME    S & P 500
             INCOME       FUND INDEX       INDEX
8/1/94       $10,000        $10,000        $10,000
8/31/94      $10,360        $10,333        $10,314
9/30/94      $10,248        $10,137        $10,108
10/31/94     $10,349        $10,192        $10,319
11/30/94     $10,038        $9,810         $9,911
12/31/94     $10,053        $9,888         $10,106
1/31/95      $10,499        $10,064        $10,351
2/28/95      $10,884        $10,388        $10,725
3/31/95      $11,069        $10,632        $11,087
4/30/95      $11,417        $10,886        $11,397
5/31/95      $11,641        $11,220        $11,811
6/30/95      $11,809        $11,369        $12,142
7/31/95      $12,056        $11,680        $12,528
8/31/95      $12,097        $11,824        $12,524
9/30/95      $12,347        $12,191        $13,104
10/31/95     $12,285        $12,018        $13,039
11/30/95     $12,763        $12,520        $13,574
12/31/95     $13,031        $12,827        $13,890
1/31/96      $13,325        $13,120        $14,343
2/29/96      $13,506        $13,218        $14,443
3/31/96      $13,913        $13,385        $14,635
4/30/96      $14,026        $13,513        $14,831
5/31/96      $14,345        $13,713        $15,171
6/30/96      $14,558        $13,734        $15,289
7/31/96      $14,029        $13,285        $14,591
8/31/96      $14,466        $13,584        $14,865
9/30/96      $14,927        $14,075        $15,759
10/31/96     $15,043        $14,408        $16,171
11/30/96     $15,830        $15,232        $17,357
12/31/96     $16,069        $15,131        $17,075
1/31/97      $16,272        $15,686        $18,118
2/28/97      $16,576        $15,969        $18,225
3/31/97      $16,171        $15,452        $17,536
4/30/97      $16,683        $15,911        $18,554
5/31/97      $17,734        $16,827        $19,643
6/30/97      $18,339        $17,462        $20,593
7/31/97      $19,216        $18,514        $22,194
8/31/97      $19,293        $17,917        $20,919
9/30/97      $20,054        $18,820        $22,125
10/31/97     $19,454        $18,248        $21,363
11/30/97     $20,158        $18,853        $22,315
12/31/97     $20,610        $19,295        $22,758
1/31/98      $20,486        $19,287        $22,990
2/28/98      $21,476        $20,328        $24,608
3/31/98      $22,280        $21,250        $25,927

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for other classes will vary due to differences in fee structure (see the Total Returns table above). The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the indices do not.

 PORTFOLIO CHARACTERISTICS AT A GLANCE
                                                3/31/98           3/31/97
Number of Companies                               72                65
Average Dividend
   Yield of Holdings                             3.9%              4.1%
Price/Earnings Ratio                             18.5              14.9
Portfolio Turnover                               158%              159%
Expense Ratio (for Investor Class)               1.00%             1.00%


     ANNUAL REPORT                                         EQUITY INCOME     11


                                 EQUITY INCOME

MANAGEMENT Q & A

    An interview with Phil Davidson and Peter Zuger, portfolio managers on the Equity Income investment team.

How did the fund perform over the last 12 months?

    For the year ended March 31, 1998, Equity Income posted good results, providing a total return of 37.78%.(1) The fund slightly outperformed its benchmark, the Lipper Equity Income Fund Index, which returned 37.52%. The S&P 500 returned 47.85% for the period.

    We are pleased that the fund's risk-adjusted performance has continued to attract favorable attention from industry analysts. Morningstar, the mutual fund rating company, again awarded Equity Income its top five-star overall rating for the period ending March 31, 1998 for its risk-adjusted performance.(2) Morningstar measures risk by comparing a fund's returns to a "risk-free" 90-day Treasury bill and to 2,143 other domestic equity funds. It awards its top rating to just 10% of the funds it evaluates. Equity Income's five-star rating reflects the fact that the fund's returns have been attractive compared with its level of risk.

Can you address the fund's performance relative to that of its index and the broader market?

    Equity Income is managed using a conservative, risk-adjusted approach, and has been less volatile than most funds in the Lipper Equity Income universe and the market overall. The fund typically lags the broader market during rallies, but also tends to fall less when


(1) All funds returns referenced in this interview are for Investor Class shares.

(2) Morningstar proprietary ratings reflect risk-adjusted performance as of 3/31/98. Equity Income received a five-star rating out of 2,143 funds for the three-year period ending 3/31/98. The overall rating, which may change monthly, is calculated from the fund's 3-, 5- and 10-year (when available) average total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. Ten percent of the funds in an investment category receive five stars. Past performance is no guarantee of future results.


[bar chart - data below]

EQUITY INCOME'S FISCAL YEAR RETURNS (Periods ending March 31)

         EQUITY INC   EQ INC FUND
                         INDEX
1995       10.69%        6.32%
1996       25.69%       25.95%
1997       16.23%       15.39%
1998       37.78%        7.52%

This chart illustrates the returns of the fund's Investor Class since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's returns do not. See page 36 for a description of the index. Past performance is no guarantee of future results.

(1) Investor Class. (2) Returns from the fund's 8/1/94 inception date to 3/31/95.


12      EQUITY INCOME                          AMERICAN CENTURY INVESTMENTS


                                 EQUITY INCOME

the market turns. True to form, Equity Income was a steady performer throughout its fiscal year, despite the Asian currency crisis that sent shock waves through U.S. markets in late 1997. The fund's defensive posture enabled it to not only weather the Asian storm, but also to achieve gains when many stocks and funds were stumbling. Equity Income's 2.90% gain during the fourth quarter was in line with the S&P 500's 2.86% return, and slightly ahead of the 2.52% gain posted by the Lipper Equity Income Fund Index. Although Equity Income does not attempt to match the performance of the broad market (as indicated by the S& P 500), we are pleased that shareholders were able to participate in nearly 80% of the index's gain for the year ended March 31, 1998.

Which holdings contributed to performance?

    Good stock selection and a wave of mergers and acquisitions in several sectors combined to boost performance throughout the year. Continued consolidation in the banking and financial services industry added to returns in the first half, as did several mergers in the industrial equipment and telephone sectors. This acquisition activity continued into the second half of the year with equally good results. Equity Income's stake in J.C. Penney appreciated when the retail giant acquired Eckerd Drug in February 1997, another step in the company's ongoing effort to enlarge its drug store operation. Drugstores now account for fully one-third of J.C. Penney's sales. Penney's earnings were also helped by its efforts to reduce excess inventories and improve and expand its product line.

    An attempted merger between Office Depot and Staples, the nation's two largest office supply chains, also contributed to results. Office Depot's convertible security (an income-paying security whose performance is tied to the company's common stock) became relatively inexpensive when the Justice Department blocked the proposed merger in July 1997, and we were able to obtain it at an attractive price. The company's stock rallied in the second half of calendar year 1997 as Office Depot trimmed costs and improved operations in key areas. This security was the fund's second-best performing holding for the year.

    Another top-performing stock was Giant Food, Inc., which was also the largest holding at 4.3% of the portfolio. Giant Food is a leading chain of retail food stores and pharmacies and has recovered following last year's workers' strike. Giant subsequently implemented an aggressive merchandising program that resulted in solid sales gains in a somewhat


TOP TEN HOLDINGS                                  % of fund investments
                                                As of             As of
                                                3/31/98          9/30/97

Giant Food Inc. Cl A                            4.3%               4.6%
Unocal Corp. (Con. Pref.)                       3.5%               4.1%
Pep Boys-Manny, Moe & Jack (The),
   4.04%, 9/20/11
   (convertible bond)                           3.2%               3.9%
Swift Energy Co., 6.25%,
   11/15/06 (convertible bond)                  3.1%               0.8%
Homestake Mining Co., 5.50%,
   6/23/00 (convertible bond)                   2.8%                --
AGL Resources Inc.                              2.6%               2.2%
Medical Care Intl. Inc., 6.75%,
   10/1/06 (convertible bond)                   2.4%                --
Argonaut Group, Inc.                            2.3%               2.4%
Minnesota Mining &
   Manufacturing Co.                            2.3%               1.3%
Mercantile Bancorporation Inc.                  2.2%               2.3%


 TOP FIVE INDUSTRIES % of fund investments
                                                 As of            As of
                                                3/31/98          9/30/97

Energy (Production and Marketing)               12.0%             8.7%
Utilities                                        7.9%            12.1%
Banking                                          7.5%             8.2%
Healthcare                                       7.4%             1.7%
Metals & Mining                                  6.0%             0.7%


     ANNUAL REPORT                                         EQUITY INCOME     13


                                 EQUITY INCOME

sluggish market. We continue to be optimistic about Giant, and expect it will become even more profitable in the wake of increased efforts to reduce costs.

Which stocks negatively affected performance?

    One holding that was disappointing was Medical Care International, a security convertible into Columbia/HCA Healthcare Corp. common stock. Columbia was charged with fraudulent billing practices and is under investigation by the government, an ordeal that has negatively impacted its stock price. Despite the depressed value of its underlying stock, this convertible has continued to provide a nice stream of income. We are holding it because we believe Columbia's underlying business is sound and are confident the company will recover from the controversy surrounding its billing practices.

    Tupperware has also been somewhat negative for performance. This company, which manufactures and markets plastic food storage containers, is prominent in the United States and also has a large international presence, which accounts for well over half its sales. Profits in the U.S. have suffered due to the proliferation of high-quality, lower-priced products available to consumers, and distribution problems caused by the declining popularity of "Tupperware parties" -- the primary means by which the company has traditionally marketed its products. Tupperware's international operations are also struggling in the wake of recent costly attempts to expand operations in Brazil. Despite its troubles, Tupperware remains profitable and continues to generate good cash flow, and we believe that its problems abroad are surmountable. We continue to hold the position.

What significant changes did you make to the portfolio since the semiannual report?

    Our greatest shift was in healthcare, where we increased the weighting from 1.7% of the portfolio to 7.4%. However, this increase was not a tactical effort or a response to any theme within the healthcare industry. In fact, one of our largest healthcare holdings is Pall Corp, a manufacturer of fluid filters used in both basic industry and healthcare. We also bought higher-yielding securities issued by several healthcare companies. Two of these securities were convertible into common stock and one is a high-yield bond of a company that we believe is an improving credit. These securities were attractively priced and offer yields consistent with the fund's objectives.

    Another significant shift occurred in the energy sector, where we increased holdings from 8.7% to 12.0% as prices weakened and energy stocks became more attractive.

    On the sell side, we reduced the fund's stake in utilities by about 4%. These stocks moved higher in late 1997 as interest rates fell and investors became defensive in the wake of the Asian currency crisis. The fund maintains meaningful positions in banking, metals and mining stocks.

What is your outlook for the market?

    We continue to be optimistic about the stock market and the health of the American economy. If interest rates and inflation remain in check, the market should continue to flourish. However, we would like to stress that Equity Income's charter is to both participate in up markets and protect assets in times of market volatility. We continue to seek mature, out-of-favor companies with good relative yields and fundamentally sound underlying businesses. These types of securities should provide good long-term prospects for appreciation and help protect the fund during periods of increased volatility.


14      EQUITY INCOME                          AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

                                 EQUITY INCOME

MARCH 31, 1998

Shares                                                               Value
--------------------------------------------------------------------------------

 COMMON STOCKS

AUTOMOBILES & AUTO PARTS--1.2%
                    53,000  Genuine Parts Company                      $     2,020,625
                    62,600  Superior Industries International, Inc.          2,077,538
                                                                  -------------------------
                                                                             4,098,163
                                                                  -------------------------

BANKING--7.4%
                    92,500  Century Bancorp, Inc. Cl A                       1,982,969
                   101,200  First Virginia Banks, Inc.                       5,679,850
                   140,892  Mercantile Bancorporation Inc.                   7,722,642
                    89,700  NationsBank Corp.                                6,542,494
                    73,710  UMB Financial Corp.                              4,510,130
                                                                  -------------------------
                                                                            26,438,085
                                                                  -------------------------

BUILDING & HOME IMPROVEMENTS--0.8%
                   139,000  Juno Lighting, Inc.                              2,927,688
                                                                  -------------------------

CHEMICALS & RESINS--4.8%
                    62,000  BetzDearborn Inc.                                3,499,124
                    18,000  Dow Chemical Co.                                 1,750,500
                    38,100  Engelhard Corp.                                    723,900
                    32,100  Great Lakes Chemical Corp.                       1,733,400
                   117,900  Lubrizol Corp.                                   4,539,150
                   122,000  Nalco Chemical Co.                               4,948,625
                                                                  -------------------------
                                                                            17,194,699
                                                                  -------------------------

CONSUMER PRODUCTS--3.7%
                   156,200  National Presto Industries, Inc.                 6,726,362
                   216,600  WD-40 Co.                                        6,511,537
                                                                  -------------------------
                                                                            13,237,899
                                                                  -------------------------

DIVERSIFIED COMPANIES--2.3%
                    88,000  Minnesota Mining &
                              Manufacturing Co.                              8,024,500
                                                                  -------------------------

ELECTRICAL & ELECTRONIC
COMPONENTS--4.1%
                   114,200  AMP, Inc.                                        5,003,388
                    69,400  Cooper Industries, Inc.                          4,124,963
                   116,700  General Signal Corp.                             5,455,724
                                                                  -------------------------
                                                                            14,584,075
                                                                  -------------------------



Shares                                                                   Value
--------------------------------------------------------------------------------

ENERGY (PRODUCTION & MARKETING)--4.3%
                    89,000  Amoco Corp.                                $     7,687,375
                    33,700  Atlantic Richfield Co.                           2,649,662
                    95,800  Murphy Oil Corp.                                 4,801,975
                                                                  -------------------------
                                                                            15,139,012
                                                                  -------------------------

ENVIRONMENTAL SERVICES--1.6%
                   167,900  Browning-Ferris Industries, Inc.                 5,477,738
                                                                  -------------------------

FINANCIAL SERVICES--0.6%
                    62,000  CIT Group Holdings, Inc. (The) Cl A(1)           2,022,750
                                                                  -------------------------

FOOD & BEVERAGE--0.7%
                    49,300  Universal Foods Corp.                            2,415,700
                                                                  -------------------------

HEALTHCARE--3.4%
                   185,000  Lab Holdings Inc.                                4,347,500
                    40,000  Mallinckrodt Inc.                                1,580,000
                   286,000  Pall Corp.                                       6,149,000
                                                                  -------------------------
                                                                            12,076,500
                                                                  -------------------------

INDUSTRIAL EQUIPMENT & MACHINERY--1.8%
                   115,600  Tecumseh Products Cl A                           6,220,725
                                                                  -------------------------

INSURANCE--4.0%
                    49,500  American Financial Group, Inc.                   2,147,063
                   230,000  Argonaut Group, Inc.                             8,301,562
                    80,000  Ohio Casualty Corp.                              3,850,000
                                                                  -------------------------
                                                                            14,298,625
                                                                  -------------------------

LEISURE--1.5%
                    82,600  Eastman Kodak Co.                                5,358,675
                                                                  -------------------------

MACHINERY & EQUIPMENT--1.5%
                   106,100  Nordson Corp.                                    5,288,422
                                                                  -------------------------

METALS & MINING--2.3%
                    63,700  Arch Coal Inc.                                   1,719,900
                   104,000  Reynolds Metals Co.                              6,389,500
                                                                  -------------------------
                                                                             8,109,400
                                                                  -------------------------

PAPER & FOREST PRODUCTS--4.5%

                   158,800  Rayonier, Inc.                                   7,255,175
                   131,600  Schweitzer-Mauduit International, Inc.           4,540,200
                   142,000  Westvaco Corp.                                   4,366,500
                                                                  -------------------------
                                                                            16,161,875
                                                                  -------------------------

PRINTING & PUBLISHING--0.5%
                    60,000  Banta Corp.                                      1,858,125
                                                                  -------------------------

See Notes to Financial Statements


     ANNUAL REPORT                                         EQUITY INCOME     15


                            SCHEDULE OF INVESTMENTS

                                 EQUITY INCOME

MARCH 31, 1998

Shares                                                               Value
--------------------------------------------------------------------------------

REAL ESTATE--0.8%
                   255,000  Annaly Mortgage Management, Inc.             $   2,852,813
                                                                  -------------------------

RESTAURANTS--2.3%
                   261,000  Luby's Cafeterias, Inc.                          4,959,000
                   109,300  Sbarro, Inc.                                     3,224,350
                                                                  ------------------------
                                                                             8,183,350
                                                                   ------------------------

RETAIL (FOOD & DRUG)--4.9%
                   397,500  Giant Food Inc. Cl A                           15,353,438
                    61,100  Weis Markets, Inc.                              2,180,506
                                                                  ------------------------
                                                                           17,533,944
                                                                  ------------------------

RETAIL (GENERAL MERCHANDISE)--1.9%
                   100,900  Mercantile Stores Co., Inc.                     6,779,219
                                                                  ------------------------

RUBBER & PLASTICS--2.1%
                   129,800  Rubbermaid Inc.                                 3,699,300
                   139,000  Tupperware Corp.                                3,700,875
                                                                  ------------------------
                                                                            7,400,175
                                                                  ------------------------

STEEL--0.4%
                    26,600  Carpenter Technology Corp.                      1,436,400
                                                                  ------------------------

TOBACCO--1.1%
                   240,000  DIMON Inc.                                      4,005,000
                                                                  ------------------------

UTILITIES--7.9%
                   423,000  AGL Resources Inc.                              9,094,500
                   176,970  Ameren Corporation                              7,454,861
                   226,000  Kansas City Power & Light Co.                   7,119,000
                    78,800  Laclede Gas Company                             1,974,925
                    72,000  People's Energy Corp.                           2,619,000
                                                                  ------------------------
                                                                           28,262,286
                                                                  ------------------------

TOTAL COMMON STOCKS--72.4%                                                257,385,843
                                                                  ------------------------
   (Cost $230,680,786)

  CONVERTIBLE PREFERRED STOCKS

COMMUNICATIONS EQUIPMENT--0.5%
                    28,000  Corning Inc.                                    1,918,000
                                                                  ------------------------

CONTROL & MEASUREMENT--0.5%
                    45,000  Elsag Bailey Process Automation N.V.            1,875,937
                                                                  ------------------------



Shares/Principal Amount                                                  Value
--------------------------------------------------------------------------------

ENERGY (PRODUCTION & MARKETING)--4.6%
                   152,000  Belco Oil & Gas Corp.                       $    3,876,000
                   225,000  Unocal Corp. (Acquired 1/22/97
                              through 1/12/98, Cost
                              $12,499,300)(2)                               12,529,688
                                                                  -------------------------
                                                                            16,405,688
                                                                  -------------------------

FOOD & BEVERAGE--1.0%
                    64,000  Chiquita Brands International,
                              Inc. Series B                                  3,584,000
                                                                  -------------------------

HEALTHCARE--1.6%
                    70,000  Aetna Inc.                                       5,604,375
                                                                  -------------------------

METALS & MINING--0.9%
                   142,000  Freeport-McMoRan Copper
                              & Gold Inc.                                    3,239,375
                                                                  -------------------------

PRINTING & PUBLISHING--0.6%
                    75,000  Reader's Digest Association, Inc.
                              (The) (TRACES)                                 1,992,188
                                                                  -------------------------

RESTAURANTS--0.5%
                    34,000  Wendy's International Inc.                       1,787,125
                                                                  -------------------------

TOTAL CONVERTIBLE
PREFERRED STOCKS--10.2%                                                     36,406,688
                                                                  -------------------------
   (Cost $35,013,906)

  CONVERTIBLE BONDS

AUTOMOBILES & AUTO PARTS--3.2%
               $21,250,000  Pep Boys-Manny, Moe & Jack
                              (The), 4.04%, 9/20/11(3)                      11,528,125
                                                                  -------------------------

ENERGY (PRODUCTION & MARKETING)--3.1%
                11,500,000  Swift Energy Co., 6.25%, 11/15/06               11,040,000
                                                                  -------------------------

ENVIRONMENTAL SERVICES--1.5%
                 5,597,000  Waste Management Inc.,
                              2.00%, 1/24/05                                 5,194,716
                                                                  -------------------------

HEALTHCARE--2.4%
                 9,350,000  Medical Care Intl. Inc.,
                              6.75%, 10/1/06                                 8,461,750
                                                                  -------------------------

METALS & MINING--2.8%
                10,500,000  Homestake Mining Co., 5.50%, 6/23/00
                              (Acquired10/31/97 through 12/15/97,
                              Cost $9,991,250)(2)                           10,027,500
                                                                  -------------------------

See Notes to Financial Statements


16      EQUITY INCOME                          AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

                                 EQUITY INCOME

NOTES TO SCHEDULE OF INVESTMENTS

Principal Amount                                                     Value
--------------------------------------------------------------------------------

PRINTING & PUBLISHING--1.1%
 $               9,000,000  Hollinger, Inc., 6.00%, 10/5/13(3)           $    3,870,000
                                                                   -------------------------

TOTAL CONVERTIBLE BONDS--14.1%                                               50,122,091
                                                                   -------------------------
   (Cost $49,939,806)

  CORPORATE INDUSTRIAL BONDS--1.8%

CONTROL & MEASUREMENT
                 6,500,000  Beckman Coulter Inc.,
                              7.45%, 3/4/08                                   6,535,490
                                                                   -------------------------
   (Cost $6,498,180)

  TEMPORARY CASH INVESTMENTS--1.5%

Repurchase Agreement, Goldman Sachs & Co., Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 5.65%, dated 3/31/98, due 4/1/98
       (Delivery value $5,300,832)                                            5,300,000
                                                                   -------------------------

   (Cost $5,300,000)

TOTAL INVESTMENT SECURITIES--100.0%                                        $355,750,112
                                                                   =========================
   (Cost $327,432,678)

TRACES = Trust Automatic Common Exchange Securities

(1)   Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 1998, was $22,557,188, which represented 6.3% of net assets.

(3) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements


     ANNUAL REPORT                                         EQUITY INCOME     17


                     STATEMENTS OF ASSETS AND LIABILITIES

                                                   VALUE               EQUITY
                                                                       INCOME
MARCH 31, 1998

 ASSETS

Investment securities --
unaffiliated, at value
(identified cost of
$2,196,953,526 and $327,432,678,
respectively)(Note 3) ....................     $2,493,134,447     $  355,750,112

Investment securities --
affiliated, at value
(identified cost of $236,980,658) ........        297,535,844               --

Cash .....................................          4,378,179            248,485

Receivable for investments sold ..........         42,073,771          3,754,499

Dividends and interest receivable ........          3,269,679          1,245,320
                                               --------------     --------------
                                                2,840,391,920        360,998,416
                                               --------------     --------------

 LIABILITIES

Disbursements in excess of
demand deposit cash ......................          1,983,052            396,834

Payable for investments purchased ........         58,121,436          2,795,333

Payable for capital shares redeemed ......          2,341,552            818,319

Accrued management fees (Note 2) .........          2,294,516            294,536

Distribution fees payable (Note 2) .......             11,512                151

Service fees payable (Note 2) ............             11,512                151

Payable for directors' fees and
expenses (Note 2) ........................              3,032                374

Other liabilities ........................              1,342                261
                                               --------------     --------------
                                                   64,767,954          4,305,959
                                               --------------     --------------

Net Assets ...............................     $2,775,623,966     $  356,692,457
                                               ==============     ==============

 NET ASSETS CONSIST OF:

Capital (par value and
paid-in surplus) .........................     $2,265,671,652     $  309,444,604

Undistributed net
investment income ........................          1,281,312            285,567

Accumulated undistributed
  net realized gain on
  investment and foreign
  currency transactions ..................        151,934,895         18,644,852

Net unrealized appreciation
  on investments and translation
  of assets and liabilities
  in foreign currencies (Note 3) .........        356,736,107         28,317,434
                                               --------------     --------------
                                               $2,775,623,966     $  356,692,457
                                               ==============     ==============

Investor Class
Net assets ...............................     $2,713,561,557     $  355,961,775
Shares outstanding .......................        350,920,308         49,767,192
Net asset value per share ................     $         7.73     $         7.15

Advisor Class
Net assets ...............................     $   56,118,070     $      730,682
Shares outstanding .......................          7,258,341            102,090
Net asset value per share ................     $         7.73     $         7.16

Institutional Class
Net assets ...............................     $    5,944,339                N/A
Shares outstanding .......................            768,698                N/A
Net asset value per share ................     $         7.73                N/A

See Notes to Financial Statements


18      STATEMENTS OF ASSETS AND LIABILITIES   AMERICAN CENTURY INVESTMENTS


                           STATEMENTS OF OPERATIONS

                                                    VALUE              EQUITY
                                                                       INCOME
YEAR ENDED MARCH 31, 1998

 INVESTMENT INCOME

Income:

Dividends (including $4,524,546
from affiliates for Value; net
of foreign taxes withheld of
$78,725 and $3,308, respectively) .........     $  49,930,594      $   9,404,215

Interest ..................................         4,288,461          2,828,800
                                                -------------      -------------
                                                   54,219,055         12,233,015
                                                -------------      -------------

Expenses (Note 2):

Management fees ...........................        22,778,506          2,722,104

Distribution fees - Advisor Class .........           101,036              1,028

Service fees - Advisor Class ..............           101,036              1,028

Directors' fees and expenses ..............            21,781              2,590
                                                -------------      -------------
                                                   23,002,359          2,726,750
                                                -------------      -------------

Net investment income .....................        31,216,696          9,506,265
                                                -------------      -------------

 REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (NOTE 3)

Net realized gain (loss) on:

Investments (includes $32,210,806
from affiliates) ..........................       419,939,558         49,663,916

Foreign currency transactions .............          (174,949)            80,673
                                                -------------      -------------
                                                  419,764,609         49,744,589
                                                -------------      -------------

Change in net unrealized appreciation on:

Investments ...............................       310,604,822         25,833,808

Translation of assets and
liabilities in foreign currencies .........            (2,010)              --
                                                -------------      -------------
                                                  310,602,812         25,833,808
                                                -------------      -------------

Net realized and
unrealized
gain on investments .......................       730,367,421         75,578,397
                                                -------------      -------------
Net Increase in Net
Assets
Resulting from Operations .................     $ 761,584,117      $  85,084,662
                                                =============      =============

See Notes to Financial Statements


    ANNUAL REPORT                              STATEMENTS OF OPERATIONS       19


                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                      VALUE                                EQUITY
                                                                                                           INCOME
YEARS ENDED MARCH 31, 1998

AND MARCH 31, 1997

Increase in Net Assets                                          1998               1997               1998              1997

 OPERATIONS

Net investment income ...............................   $    31,216,696    $    24,322,905    $     9,506,265    $     5,472,315

Net realized gain on investments
and foreign currency transactions ...................       419,764,609        168,588,907         49,744,589         22,013,078

Change in net unrealized appreciation
  on investments and translation of
  assets and liabilities in foreign currencies ......       310,602,812        (11,017,267)        25,833,808         (4,196,802)
                                                        ---------------    ---------------    ---------------    ---------------
Net increase in net assets
resulting from operations ...........................       761,584,117        181,894,545         85,084,662         23,288,591
                                                        ---------------    ---------------    ---------------    ---------------

 DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

  Investor Class ....................................       (29,498,922)       (24,153,903)        (9,206,671)        (5,494,780)
  Advisor Class .....................................          (420,009)          (213,484)           (13,405)               (20)
  Institutional Class ...............................           (18,264)              --                 --                 --


In excess of net investment income:
  Investor Class ....................................              --             (120,914)              --               (5,884)
  Advisor Class .....................................              --                 (397)              --                 (184)

From net realized gains from investment transactions:
  Investor Class ....................................      (352,185,079)      (123,357,187)       (43,456,913)       (14,539,539)
  Advisor Class .....................................        (6,260,211)        (2,470,879)           (85,009)              --
  Institutional Class ...............................          (100,640)              --                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------

Decrease in net assets from distributions ...........      (388,483,125)      (150,316,764)       (52,761,998)       (20,040,407)
                                                        ---------------    ---------------    ---------------    ---------------
 CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase in net assets
from capital share transactions .....................       629,690,858        859,369,095        124,963,100         79,466,151
                                                        ---------------    ---------------    ---------------    ---------------

Net increase in net assets ..........................     1,002,791,850        890,946,876        157,285,764         82,714,335


 NET ASSETS

Beginning of year ...................................     1,772,832,116        881,885,240        199,406,693        116,692,358
                                                        ---------------    ---------------    ---------------    ---------------

End of year .........................................   $ 2,775,623,966    $ 1,772,832,116    $   356,692,457    $   199,406,693
                                                        ===============    ===============    ===============    ===============
Undistributed (distributions in excess of)
net investment income ...............................   $     1,281,312    $      (356,054)   $       285,567    $       (68,274)
                                                        ===============    ===============    ===============    ===============

See Notes to Financial Statements


20      STATEMENTS OF CHANGES IN NET ASSETS    AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century Capital Portfolios, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century Value Fund (Value) and American Century Equity Income Fund (Equity Income) (the Funds) are two of the three funds issued by the Corporation. Each fund is diversified under the 1940 Act. The investment objective of Value is long-term capital growth. Income is a secondary objective. Value seeks to achieve its investment objectives by investing in securities that management believes to be undervalued at the time of purchase. The investment objective of Equity Income is the production of current income. Capital appreciation is a secondary objective. Equity Income seeks to achieve its objectives by investing primarily in income-producing equity securities. The Funds are authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Institutional Class for Value commenced on July 31, 1997. Sale of the Institutional Class for Equity Income had not commenced as of March 31, 1998. The following significant accounting policies, related to all classes of the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

    Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms. There were no open contracts at March 31, 1998.

    FUTURES CONTRACTS--The Funds may enter into stock index futures contracts in order to manage each Fund's exposure to changes in market conditions. One of the risks of entering into futures contracts include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, each Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the


     ANNUAL REPORT                            NOTES TO FINANCIAL STATEMENTS   21


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998

contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS--The Funds may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each Fund under each repurchase agreement.

    JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS--It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

    ADDITIONAL INFORMATION-- Effective January 15, 1998, Funds Distributor, Inc.
(FDI) became the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The Corporation has entered into a Management Agreement with ACIM that provides the Funds with investment advisory and management services in exchange for a single, unified management fee per class. Additional fees apply to the Advisor Class shares. The Agreement provides that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each Fund's class average daily closing net assets during the previous month. The annual management fee for each class is 1.00%, 0.75% and 0.80% for the Investor, Advisor, and Institutional Classes, respectively.

    Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's transfer agent, American Century Services Corporation, and the registered broker-dealer, American Century Investment Services, Inc.


22      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998

    The Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the Plan) for the Advisor Class, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with ACIS and/or ACIM. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Plan during the period were $202,072 for Value and $2,056 for Equity Income.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for Value and Equity Income totaled $3,110,505,754 and $504,358,433, respectively. Sales of investment securities, excluding short-term investments, totaled $2,868,298,194 and $418,330,080, respectively.

    As of March 31, 1998, accumulated net unrealized appreciation for Value and Equity Income was $348,467,855 and $27,883,239, respectively, based on the aggregate cost of investments for federal income tax purposes of $2,442,202,436 and $327,866,873, respectively. Accumulated net unrealized appreciation consisted of unrealized appreciation of $366,704,572 and $31,566,842 for Value and Equity Income, respectively, and unrealized depreciation of $18,236,717 and $3,683,603, respectively.


     ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS     23


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998

4. CAPITAL SHARE TRANSACTIONS

    There are 350,000,000 and 150,000,000 shares of the Investor Class authorized for issuance for Value and Equity Income, respectively, and 145,000,000 and 62,500,000 shares of the Advisor Class authorized for issuance, respectively, and 60,000,000 shares of the Institutional Class authorized for issuance for Value. All shares are $0.01 par value.

    Transactions in shares of the Funds were as follows:

                                                          VALUE                           EQUITY
                                                                                          INCOME
                                                  Shares          Amount             Shares        Amount
 INVESTOR CLASS

Year ended March 31, 1998
Sold .........................................  162,037,493    $1,197,248,350      30,476,816   $213,669,697
Issued in reinvestment of distributions ......   54,825,636       376,881,079       7,535,443     49,977,058
Redeemed ..................................... (131,065,528)     (969,702,459)    (19,830,504)   (139,373,450)
                                               -------------     -------------    -------------  -------------
Net increase .................................   85,797,601      $604,426,970      18,181,755    $124,273,305
                                               =============     =============   =============  =============

Year ended March 31, 1997
Sold .........................................   196,286,153    $1,303,453,155     24,431,148    $156,236,587
Issued in reinvestment of distributions ......    22,400,228       144,836,133      3,056,977      19,088,856
Redeemed .....................................   (93,171,882)     (618,750,013)   (15,045,815)    (95,878,404)
                                               -------------     -------------    -------------  -------------
Net increase .................................   125,514,499      $829,539,275     12,442,310     $79,447,039
                                               =============     =============   =============  =============

 ADVISOR CLASS
Year ended March 31, 1998
Sold .........................................     4,634,814       $33,569,674        101,186        $704,986
Issued in reinvestment of distributions ......       973,367         6,679,660         14,797          97,687
Redeemed .....................................    (2,796,876)      (20,393,769)       (16,803)       (112,878)
                                               -------------     -------------    -------------  -------------
Net increase .................................     2,811,305       $19,855,565         99,180        $689,795
                                               =============     =============   =============  =============

Period(1) ended March 31, 1997
Sold .........................................     4,417,250       $29,766,624          2,878       $18,908
Issued in reinvestment of distributions ......       416,263         2,684,756             32           204
Redeemed .....................................      (386,477)       (2,621,560)            --            --
                                               -------------     -------------    -------------  -------------
Net increase .................................     4,447,036       $29,829,820           2,910       $19,112
                                               =============     =============   =============  =============

 INSTITUTIONAL CLASS
Period(2) ended March 31, 1998
Sold .........................................       751,577       $5,289,526
Issued in reinvestment of distributions ......        17,134          118,897
Redeemed .....................................          (13)            (100)
                                               -------------     -------------
Net increase .................................       768,698        $5,408,323
                                               =============     =============

(1)   Sale of the Advisor Class commenced on October 2, 1996 for Value and March
      7, 1997 for Equity Income.

(2)   Sale of the Institutional Class commenced on July 31, 1997 for Value.


24      NOTES TO FINANCIAL STATEMENT           AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

5. AFFILIATED COMPANY TRANSACTIONS

A summary of transactions for each issuer which is or was an affiliate at or during the year ended March 31, 1998, follows:

                                                                                                    March 31, 1998


                            Share
                           Balance      Purchase      Sales        Realized     Dividend       Share        Market
  Fund/Issuer              3/31/97       Cost          Cost          Gain        Income       Balance        Value
 VALUE
Beckman Coulter, Inc.        --      $ 39,070,192  $ 24,270,836  $ 5,834,501   $ 422,385      948,200     $ 54,343,713

Gerber Scientific, Inc.    1,497,100      --         21,044,977    4,919,959     44,448         --            --

Giant Food Inc. Cl A       2,526,600  38,273,884     19,747,391     77,512      2,396,004    3,122,900     120,622,012

Hudson Foods, Inc.            --      36,697,764     36,697,764    12,621,891      --           --            --

Lab Holdings Inc.
   (formerly Seafield
   Capital Corp.)           320,000   2,512,500         --            --         474,000       420,000       9,870,000

Superior Industries
International, Inc.        1,954,400   2,298,318      545,100        3,882       539,851       2,024,200    67,178,138

Swift Energy Co.              --      20,230,830        --            --           --          1,103,700    18,831,881

XTRA Corp.                  773,400    8,490,886    24,101,298     8,753,061      647,858       413,800     26,690,100
                                     ------------  ------------  ------------  ------------               ------------
                                     $147,574,374  $126,407,366  $32,210,806   $4,524,546                 $297,535,844
                                     ============  ============  ============  ============               ============


        ANNUAL REPORT                  NOTES TO FINANCIAL STATEMENT          25


                             FINANCIAL HIGHLIGHTS

                                     VALUE

                     For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                             Investor Class

                                            1998              1997             1996           1995            1994(1)

 PER-SHARE DATA

Net Asset Value,
Beginning of Period ..............   $       6.58     $       6.32     $       5.46     $       4.98     $       5.01
                                     ------------     ------------     ------------     ------------     ------------
Income From
Investment Operations

  Net Investment Income(2) .......           0.10             0.12             0.13             0.12             0.08

  Net Realized and Unrealized
  Gain (Loss) on
  Investment Transactions ........           2.35             0.87             1.34             0.75            (0.04)
                                     ------------     ------------     ------------     ------------     ------------
  Total From Investment Operations           2.45             0.99             1.47             0.87             0.04
                                     ------------     ------------     ------------     ------------     ------------
  Distributions

  From Net Investment Income .....          (0.10)           (0.12)           (0.12)           (0.12)           (0.07)

  In Excess of Net
   Investment Income .............           --              --(3)             --               --               --

  From Net Realized Gains
  on Investment Transactions .....          (1.20)           (0.61)           (0.48)           (0.27)            --

  In Excess of Net
  Realized Gains .................           --               --              (0.01)            --               --
                                     ------------     ------------     ------------     ------------     ------------
  Total Distributions ............          (1.30)           (0.73)           (0.61)           (0.39)           (0.07)
                                     ------------     ------------     ------------     ------------     ------------
Net Asset Value,
End of Period ....................   $       7.73     $       6.58     $       6.32     $       5.46     $       4.98
                                     ============     ============     ============     ============     ============
  Total Return(4) ................          39.94%           15.92%           28.06%           18.56%            0.83%

 RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ............           1.00%            1.00%            0.97%            1.00%            1.00%(5)

Ratio of Net Investment
Income to Average Net Assets .....           1.38%            1.86%            2.17%            2.65%            3.37%(5)

Portfolio Turnover Rate ..........            130%             111%             145%              94%              79%

Average Commission Paid per
Share of Equity Security Traded ..   $     0.0462     $     0.0459     $     0.0409            --(6)            --(6)

Net Assets,
End of Period (in thousands) .....   $  2,713,562     $  1,743,582     $    881,885     $    348,281     $     87,798

(1)   September 1, 1993 (inception) through March 31, 1994.

(2)   Computed using average shares outstanding throughout the period.

(3)   Per share amount was less than $0.01.

(4)   Total  return  assumes   reinvestment   of  dividends  and  capital  gains
      distributions,  if any.  Total  returns for periods less than one year are not annualized.

(5)   Annualized.

(6) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended March 31, 1996.

See Notes to Financial Statements


26      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS

                                     VALUE

  For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                      Advisor Class
                                                   1998           1997(1)
 PER-SHARE DATA

Net Asset Value,
Beginning of Period ...................     $       6.58       $       6.71
                                            ------------       ------------
Income From Investment Operations

  Net Investment Income(2) ............             0.08               0.05

  Net Realized and Unrealized
  Gain on Investment Transactions .....             2.35               0.48
                                            ------------       ------------
  Total From Investment Operations ....             2.43               0.53
                                            ------------       ------------
Distributions

  From Net Investment Income ..........            (0.08)             (0.05)

  In Excess of Net
  Investment Income ...................            --(3)               --

  From Net Realized Gains
  on Investment Transactions ..........            (1.20)             (0.61)
                                            ------------       ------------
  Total Distributions .................            (1.28)             (0.66)
                                            ------------       ------------
Net Asset Value,
End of Period .........................     $       7.73       $       6.58
 .......................................     ============       ============
  Total Return(4) .....................            39.60%              8.07%

 RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .................             1.25%              1.25%(5)

Ratio of Net Investment
Income to Average Net Assets ..........             1.13%              1.50%(5)

Portfolio Turnover Rate ...............              130%               111%

Average Commission Paid per
Share of Equity Security Traded .......     $     0.0462       $     0.0459

Net Assets,
End of Period (in thousands) ..........     $     56,118       $     29,250

(1)   October 2, 1996 (commencement of sale) through March 31, 1997.

(2)   Computed using average shares outstanding throughout the period.

(3)   Per share amount was less than $0.01.

(4)   Total  return  assumes   reinvestment   of  dividends  and  capital  gains
      distributions, if any. Total returns for periods less than one year are not annualized.

(5)   Annualized.

See Notes to Financial Statements


     ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS     27


                             FINANCIAL HIGHLIGHTS

                                     VALUE

                    For a Share Outstanding Throughout the Period Ended March 31
                                                                   Institutional
                                                                       Class
                                                                      1998(1)
 PER-SHARE DATA

Net Asset Value,
Beginning of Period .................................................   $7.84
                                                                      -------
Income From Investment Operations

  Net Investment Income(2) ..........................................    0.15

  Net Realized and Unrealized
  Gain on Investment Transactions. ..................................    1.02
                                                                      -------
  Total From Investment Operations ..................................    1.17
                                                                      -------
Distributions

  From Net Investment Income ........................................   (0.08)

  From Net Realized Gains
  on Investment Transactions. .......................................   (1.20)
                                                                      -------
  Total Distributions ...............................................   (1.28)
                                                                      -------
Net Asset Value,
End of Period .......................................................   $7.73
                                                                      =======
  Total Return(3). ..................................................   17.14%

 RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...............................................   0.80%(4)

Ratio of Net Investment
Income to Average Net Assets ........................................   2.97%(4)

Portfolio Turnover Rate. ............................................    130%

Average Commission Paid per
Share of Equity Security Traded ..................................... $0.0462

Net Assets,
End of Period (in thousands) ........................................  $5,944

(1)   July 31, 1997 (commencement of sale) through March 31, 1998.

(2)   Computed using average shares outstanding throughout the period.

(3)   Total  return  assumes   reinvestment   of  dividends  and  capital  gains
      distributions, if any. Total returns for periods less than one year are not annualized.

(4)   Annualized.

See Notes to Financial Statements


28      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS

                                 EQUITY INCOME

                     For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                            Investor Class
                                          1998          1997            1996          1995(1)

 PER-SHARE DATA

Net Asset Value,
Beginning of Period ..................   $6.31           $6.10          $5.42          $5.00
                                       -------         -------        -------        -------
Income From Investment Operations

  Net Investment Income(2) ...........   0.25            0.22           0.20           0.09

  Net Realized and Unrealized
  Gain on Investment Transactions ....   1.99            0.75           1.13           0.44
                                       -------         -------        -------        -------
  Total From Investment Operations ...   2.24            0.97           1.33           0.53
                                       -------         -------        -------        -------
Distributions

  From Net Investment Income .........  (0.24)          (0.21)         (0.19)         (0.09)

  In Excess of Net
  Investment Income ..................    --             --(3)         (0.01)           --

  From Net Realized Gains
  on Investment Transactions .........  (1.16)          (0.55)         (0.45)         (0.02)
                                       -------         -------        -------        -------
  Total Distributions ................  (1.40)          (0.76)         (0.65)         (0.11)
                                       -------         -------        -------        -------
Net Asset Value,
End of Period ........................   $7.15           $6.31          $6.10          $5.42
                                       =======         =======        =======        =======
  Total Return(4) ....................  37.78%          16.24%         25.67%         10.69%

 RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ................   1.00%           1.00%          0.98%        1.00%(5)

Ratio of Net Investment
Income to Average Net Assets .........   3.52%           3.46%          3.51%        4.04%(5)

Portfolio Turnover Rate ..............   158%            159%           170%            45%

Average Commission Paid per
Share of Equity Security Traded ......  $0.0453         $0.0440        $0.0378         --(6)

Net Assets,
End of Period (in thousands) ......... $355,962        $199,388       $116,692        $52,213

(1) August 1, 1994 (inception) through March 31, 1995.

(2) Computed using average shares outstanding throughout the period.

(3) Per share amount was less than $0.01.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions,  if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

(6) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended March 31, 1996.

See Notes to Financial Statements


     ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS     29


                             FINANCIAL HIGHLIGHTS

                                 EQUITY INCOME

  For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                 Advisor Class
                                            1998               1997(1)

 PER-SHARE DATA

Net Asset Value,
Beginning of Period ....................... $6.31               $6.57
                                          -------             -------
Income From Investment Operations

  Net Investment Income(2) ................ 0.23                0.02

  Net Realized and Unrealized
  Gain (Loss) on Investment Transactions .. 2.00               (0.21)
                                          -------             -------
  Total From Investment Operations ........ 2.23               (0.19)
                                          -------             -------
Distributions

  From Net Investment Income ..............(0.22)              (0.07)

  In Excess of Net
  Investment Income .......................  --                 --(3)

  From Net Realized Gains
  on Investment Transactions ..............(1.16)                --
                                          -------             -------
  Total Distributions .....................(1.38)              (0.07)
                                          -------             -------
Net Asset Value,
End of Period ............................. $7.16               $6.31
                                          =======             =======
  Total Return(4) .........................37.71%              (2.89)%

 RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ..................... 1.25%             1.25%(5)

Ratio of Net Investment
Income to Average Net Assets .............. 3.27%             1.64%(5)

Portfolio Turnover Rate ................... 158%                159%

Average Commission Paid per
Share of Equity Security Traded ...........$0.0453             $0.0440

Net Assets,
End of Period (in thousands) .............. $731                 $18

(1)  March 7, 1997 (commencement of sale) through March 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Per share amount was less than $0.01.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized

(5) Annualized.

See Notes to Financial Statements


30      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                         INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,

American Century Capital Portfolios, Inc.:

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century Value Fund and American Century Equity Income Fund (the "Funds"), two of the funds comprising American Century Capital Portfolios, Inc., as of March 31, 1998, and the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial statements and the financial highlights of the American Century Value Fund for each of the periods in the four-year period ended March 31, 1997 and the financial statements and the financial highlights of the American Century Equity Income Fund for each of the periods in the three-year period ended March 31, 1997 were audited by other auditors whose report, dated April 25, 1997, expressed an unqualified opinion on those statements and financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century Value Fund and American Century Equity Income Fund as of March 31, 1998, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
April 30, 1998


     ANNUAL REPORT                          INDEPENDENT AUDITORS' REPORT     31


                SHARE CLASS AND RETIREMENT ACCOUNT INFORMATION

SHARE CLASSES

    Until September 3, 1996, the Value and Equity Income funds issued one class of fund shares, reflecting the fact that most investors bought their shares directly from American Century. All investors paid the same annual unified management fee and did not pay any commissions or other fees to purchase shares from American Century.

    Now more share purchases are made by investors through financial intermediaries (who ordinarily are compensated for the additional services they provide), or by very large institutional investors who expect lower costs because of their size. In September 1996, American Century began to offer three classes of shares for the Value and Equity Income funds. One class is for investors who buy directly from American Century, one is for investors who buy through financial intermediaries, and the third is for large institutional customers.

    The original class of Value and Equity Income shares is called the INVESTOR CLASS. All shares issued and outstanding before September 3, 1996 have been designated as Investor Class shares. Investor Class shares may also be purchased after September 3, 1996. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

    In addition, there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

    There is also an INSTITUTIONAL CLASS, which is available to endowments, foundations, defined-benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class is 0.20% less than the total expense ratio of the Investor Class shares.

    The Institutional Class had not commenced as of March 31, 1998 for Equity Income.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


32     ANNUAL REPORT                SHARE CLASS AND RETIREMENT INFORMATION


                                     NOTES


     ANNUAL REPORT                                                 NOTES     33


                                     NOTES


34      NOTES                                  AMERICAN CENTURY INVESTMENTS


                                     NOTES


     ANNUAL REPORT                                                 NOTES     35


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The American Century Group offers eight equity funds, including Value and Equity Income. These two funds are general equity funds managed to provide growth over time with less volatility than more aggressive growth funds. Stock purchases are based on a company-by-company analysis to determine whether a stock is trading below what the fund management team considers fair value. Once the management team understands why the stock's price is depressed, if the team believes the undervaluation is temporary, the stock may be purchased and held until it appreciates to fair value, when it is sold. Equity Income may buy stocks that are trading at fair value if the stock pays a generous dividend. In both funds, broad diversification across many industries is stressed to prevent the performance of one sector from dominating fund returns.

    AMERICAN CENTURY VALUE invests in the equity securities of seasoned, established businesses that the fund's management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow and dividends. If the stock's price relative to these measures is low and the company's balance sheet is solid, its securities are candidates for purchase. The management team may secondarily look for income when making portfolio selections.

    AMERICAN CENTURY EQUITY INCOME purchases the securities of seasoned companies that pay steady income, with the goal of providing shareholders a higher yield than the aggregate yield of the stocks making up the S&P 500. The team may secondarily search out stocks whose share prices are undervalued or fairly valued. To help increase the fund's yield and help reduce the impact of stock market value changes, currently the team maintains a relatively large percentage of assets in convertible securities. These are income-paying issues that may, at some later date, be converted into equity securities at favorable prices. The prices of convertibles usually do not fluctuate as much as those of common stocks, and they generally pay higher interest and dividends than common stocks. Under normal circumstances, the fund can be expected to have less share-price volatility than American Century Value.

COMPARATIVE INDICES

    The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

    The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

    The S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price-to-book ratios and in general share other characteristics associated with value-style stocks.

    The LIPPER EQUITY INCOME FUND INDEX is a non-weighted index of the 30 largest equity income mutual funds. Lipper Analytical Services, Inc., is an independent mutual fund ranking service.

    The NASDAQ COMPOSITE is a market capitalization price-only index that reflects the aggregate performance of domestic common stocks traded on the regular NASDAQ market, as well as national market system traded foreign common stocks and ADRs.

--------------------------------------------------------------------------------
 INVESTMENT TEAM LEADERS
--------------------------------------------------------------------------------
    Portfolio Managers                                  Phil Davidson
                                                        Peter Zuger
--------------------------------------------------------------------------------

36      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 26-30.


PORTFOLIO STATISTICS

    NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

   AVERAGE DIVIDEND YIELD OF HOLDINGS-- a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

   PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

   PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

   EXPENSE RATIO-- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

   BLUE-CHIP  STOCKS--  stocks of the most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

   CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

   GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, computer hardware and computer software companies.

   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

   VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

STATISTICAL TERMINOLOGY

   PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


     ANNUAL REPORT                                              GLOSSARY     37

[american century logo(reg.sm)]
            American
         Century(reg.tm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.

9805           [recycled logo]
SH-BKT-12220      Recycled

                                     ANNUAL
                                     REPORT

                         [american century logo(reg.sm)]
                                    American
                                 Century(reg.tm)


                                 MARCH 31, 1998

                                    AMERICAN
                                     CENTURY
                                      GROUP

                                Real Estate Fund

                                TABLE OF CONTENTS

Report Highlights .........................................................    1
Our Message to You ........................................................    2
Market Perspective ........................................................    3
Performance & Portfolio Information .......................................    4
Management Q & A ..........................................................    5
Schedule of Investments ...................................................    8
Statement of Assets and Liabilities .......................................   10
Statements of Operations ..................................................   11
Statements of Changes in Net Assets .......................................   12
Notes to Financial Statements .............................................   13
Financial Highlights ......................................................   16
Independent Auditors' Report ..............................................   18
Share Class and Retirement Account
Information ...............................................................   19
Background Information
   Investment Philosophy and Policies .....................................   20
   Fund Management Team ...................................................   20
   Fund Background ........................................................   20
   Comparative Indices ....................................................   20
   Investment Team Leaders ................................................   20
Glossary ..................................................................   21

       American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.

                AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
--------------------------------------------------------------------------------
        Benham                American Century           Twentieth Century
        Group                       Group                      Group
--------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
--------------------------------------------------------------------------------
                                Real Estate Fund

WE WELCOME YOUR COMMENTS OR QUESTIONS ABOUT THIS REPORT.
SEE THE BACK COVER FOR WAYS TO CONTACT US BY MAIL, PHONE OR E-MAIL.

American Century and The Benham Group are registered marks of American Century Services Corporation.


                                                    AMERICAN CENTURY INVESTMENTS


                                REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* The bull market continued with the S&P 500 returning 21.37% during the five months ended March 31, 1998. The index posted returns of more than 20% for each of the last three calendar years.

* Industrial and office sectors saw large gains, while owners of shopping centers and apartment buildings experienced modest increases. We expect office rents to continue to show the greatest appreciation. Gains at apartment and industrial properties will probably be more modest.

* During the first calendar quarter, several factors caused Real Estate Investment Trust (REIT) prices to soften. Momentum investors sold to lock in gains after two years of excellent performance. In addition, many investors reasserted a preference for the S&P 500, which bounced back after a fourth-quarter pause

ACRE

* The fiscal year of the American Century Real Estate Fund (ACRE) recently changed from October 31 to March 31. This annual report focuses on the five months since October 31.

* The fund's return was 3.26% for the five-month period. The Wilshire REIT Index, ACRE's benchmark, returned 3.34%. (See Total Returns on page 4.)

* American Century created ACRE by joining forces with RREEF America, L.L.C. (RREEF), a Chicago-based real estate investment advisory firm. RREEF is the fund's subadvisor and is responsible for managing its investment portfolio.

* The fund's returns were dampened by a government proposal that would eliminate a tax advantage for four REITS, and by investor concerns over large acquisitions by two of our prominent holdings. Both factors impacted Starwood Lodging Trust, a large holding that ACRE's managers remain excited about. Starwood created a $20 billion company when it acquired Westin Hotels & Resorts and ITT. We estimate Starwood will grow internally (without further acquisitions) 20% to 25% annually over the next three years.

* We see good potential growth for REIT investments because most of the excess space from the 1990s has been absorbed, vacancy rates and inflation are low, and there is solid demand for office space due to the strength of the economy.


               REAL ESTATE FUND
               INVESTOR CLASS(1)

TOTAL RETURNS:             AS OF 3/31/98
     5 Months                    3.26%(2)
     1 Year                       20.03%

NET ASSETS:               $135.9 million
     (AS OF 3/31/98)

INCEPTION DATE:                  9/21/95

TICKER SYMBOL:                    REACX

(1) See Share Classes, page 19.
(2) Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 21.


   ANNUAL REPORT                                       REPORT HIGHLIGHTS    1


                               OUR MESSAGE TO YOU

            [photo of James E. Stowers Jr. and James E. Stowers III]

    Stocks have posted historic returns over the last three calendar years (1995-1997), and the five-month period covered by this report, which ended March 31, did not interrupt the momentum. U.S. financial indices continued to soar, the generous market values accorded many large marquee companies grew even more generous, and small to midsize stocks performed very respectably.

    Is this the best we can expect? Or, are prices headed higher?

    We've been optimistic about the stock market for many years, and today is no exception. We believe stocks should continue to produce good returns. But there is one key provision: Inflation and interest rates must remain low. Low inflation and interest rates fuel economic growth and provide a good environment for stocks and other financial assets. Our capital markets should thrive until that environment changes.

    Corporate America is also in excellent health. Companies are highly productive and generating historically strong returns on their investments, including investments in their own stock. A slowdown in earnings could cause the equity markets to stumble, but such a correction should prove temporary as long as inflation remains low.

    Finally, it pays to keep in mind that this is a market of individual stocks. Not every company and industry is selling at record prices. The real estate sector, in particular, has been weak so far this year. As real estate stocks declined, American Century Real Estate Fund's management team was able to add to holdings at discounted prices. The sector began to rebound at the end of March, and our management team remains bullish on real estate's potential.

    The past five months have been eventful for American Century. As many of you may know, we gained a powerful business partner this past January, when J.P. Morgan became a substantial minority shareholder. The new business partnership will allow both companies to offer investors a highly diverse menu of investment options and services.

    We're also working hard to get our computer systems ready for the year 2000. Year 2000 has been widely publicized in the financial press. It refers to the possible inability of computer systems to distinguish between the years 1900 and 2000. Like other financial companies, many of our computer operations involve some type of date comparison or date calculation. Most of our systems are already year 2000 compliant, and we anticipate the rest will be in compliance by the end of the year.

    In closing, we're proud to note that 1998 marks the 40th year since American Century launched its first mutual funds. Not many fund companies can claim a 40-year track record, or a fund family that includes nearly 70 stock, bond, money market and blended (stock and bond) funds that provide investors with such a wide range of choice and flexibility. Whatever your financial goals, we believe we have an outstanding group of funds to help you reach them.

    Thank you for your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                        /s/James E. Stowers III
James E. Stowers, Jr.                           James E. Stowers III
CHAIRMAN OF THE BOARD AND FOUNDER               CHIEF EXECUTIVE OFFICER


    2    OUR MESSAGE TO YOU                      AMERICAN CENTURY INVESTMENTS


                               MARKET PERSPECTIVE

[line graph - data below]

MARKET PERFORMANCE MEASUREMENTS
Comparative growth of $1.00 for the year ended March 31, 1998

Mar-97     $1.00     $1.00
Apr-97     $1.06     $0.96
May-97     $1.12     $0.99
Jun-97     $1.17     $1.05
Jul-97     $1.27     $1.07
Aug-97     $1.19     $1.07
Sep-97     $1.26     $1.17
Oct-97     $1.22     $1.13
Nov-97     $1.27     $1.16
Dec-97     $1.30     $1.18
Jan-98     $1.31     $1.17
Feb-98     $1.40     $1.14
Mar-98     $1.48     $1.17

Comparative one-year returns for the year ended March 31, 1998
    S&P 500 ...................... 47.85%
    Wilshire REIT Index .......... 17.01%

SOURCE: BLOOMBERG FINANCIAL MARKETS

A POWERHOUSE ECONOMY

    The five months ended March 31, 1998, witnessed a continuation of the bull market in stocks, with the S&P 500 returning 21.37%. The broad market index has posted returns of more than 20% for each of the last three calendar years, the best such span on record.

    Stocks owe much of their success to a robust economy. Our economy is currently enjoying a growth rate exceeding 3%, a number that many economists thought unsustainable without higher inflation. We have virtually full employment and minimal inflation.

    New technologies and increased attention to profitability have U.S. companies running like well-oiled engines. Return on equity, a measure of a company's value to its shareholders, is averaging above 20% annually, a heady number by historical standards.

PROPERTY MARKET

    The economy's strength translated into growing demand for commercial real estate and a healthy real estate market overall. Industrial and office sector rents saw the largest increases, while owners of shopping centers and apartment buildings commanded modest gains. Office rents should continue to increase the most, overtaking the industrial sector, according to RREEF, the Chicago real estate investment firm that manages the investment portfolio of the American Century Real Estate Fund. Growth in apartment and industrial rents, which have risen in many areas in recent years, will be much more moderate, RREEF projects.

REIT MARKET

    Real estate investment trust (REIT) stock performance lagged in December of 1997 and during the first quarter of 1998, even as the broader stock market surged. For the five months ended March 31, 1998, the Wilshire REIT Index returned 3.34%.

    It's instructive to take a few steps back in time to understand why real estate stocks, which have produced market-beating performance for the last two years, have cooled recently.

    In the 1980s, new construction was driven by tax advantages, not market demand, and many markets were overbuilt. These tax preferences were repealed in 1986, by which time a significant oversupply had depressed rents. As developers tried to stay in business, they found that their traditional sources of capital -- pension funds, insurance companies, banks and savings and loans -- were no longer interested in investing in real estate.

    They turned to Wall Street in the early 1990s. Investment bankers raised capital for these companies through REITs. Real estate operators were able to convert their private partnerships to public companies, which improved their access to capital. In the last few years, REITs appreciated rapidly as their management acquired properties at depressed prices and improved occupancy rates.

    As REIT stocks surged, they attracted price momentum investors on Wall Street. REITs have recently fallen out of favor with these investors because they have not maintained the blistering performance pace of recent years. Industry fundamentals remain strong but performance is off due to several temporary factors, such as a proposed tax law change that will have a limited effect and investor preference for the surging stocks of the S&P 500.


    ANNUAL REPORT                                    MARKET PERSPECTIVE     3


                       PERFORMANCE & PORTFOLIO INFORMATION

 TOTAL RETURNS AS OF MARCH 31, 1998(1)

                                           5 MONTHS     1 YEAR    LIFE OF FUND

INVESTOR CLASS (inception 9/21/95)(2)
ACRE ......................................  3.26%      20.03%      27.30%
Wilshire REIT Index .......................  3.34%      17.01%      22.44%

INSTITUTIONAL CLASS (inception 6/16/97)
ACRE ......................................  3.32%                  17.16%
Wilshire REIT Index .......................  3.34%                  13.39%

(1)  RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
(2) THE INCEPTION DATE FOR RREEF REAL ESTATE SECURITIES FUND, ACRE'S PREDECESSOR. THAT FUND MERGED WITH ACRE ON 6/13/97 AND WAS FIRST OFFERED TO THE PUBLIC ON 6/16/97.

See pages 19, 20 and 21 for more information about share classes, the Wilshire REIT Index and returns.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND (Investor Class)

Sept. 21, 1995        $10,000        $10,000
Sept. 30, 1995        $10,010        $ 9,974
Dec. 31, 1995         $10,511        $10,383
Mar. 31, 1996         $10,894        $10,642
June 30, 1996         $11,361        $11,084
Sept. 30, 1996        $12,340        $11,826
Dec. 31, 1996         $14,799        $14,127
Mar. 31, 1997         $15,335        $14,269
June 30, 1997         $16,113        $14,934
Sept. 30, 1997        $18,458        $16,656
Dec. 31, 1997         $18,531        $16,820
Mar. 31, 1998         $18,406        $16,669

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for other classes will vary due to differences in fee structure (see the Total Returns table above).

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.

[pie charts]
FUND  ALLOCATION  (as  of  March  31,  1998)
Office  34%
Multi-family  Residential 21%
Hotel 13%
Mall & Shopping Center 14%
Industrial 6%
Other 12%


REIT MARKET ALLOCATION (as of march 31, 1998)
Office  27%
Multi-family Residential 20%
Hotel 11%
Mall & Shopping Center 18%
Industrial 11%
Other 13%

SOURCE: RREEF


    4    PERFORMANCE & PORTFOLIO INFORMATION      AMERICAN CENTURY INVESTMENTS


                                 MANAGEMENT Q&A

    An interview with Kim Redding, a portfolio manager on the American Century Real Estate Fund (ACRE) investment team.

HOW DID THE FUND PERFORM DURING THE PERIOD?

    For the five months ended March 31, 1998, ACRE returned 3.26%.(1) The fund's benchmark, the Wilshire REIT Index, returned 3.34%. This report focuses on the five months since the annual report dated October 31, 1997. The fund's fiscal year-end has changed from October 31 to March 31. American Century implemented this change to put ACRE on the same calendar with two of its conservative equity funds, Value and Equity Income.

    Since its September 21, 1995, inception, ACRE has averaged a 27.30% annual return compared to 22.44% for its benchmark.(2)

WHAT EXPLAINS THE LOWER RETURNS OF REAL ESTATE INVESTMENTS DURING THE LAST FIVE MONTHS?

    The quick answer is that the market is taking a breather after producing very good returns. For calendar years 1996 and 1997, the REIT Index produced total returns of 37.04% and 19.67%, respectively. REITs raised nearly $50 billion of new capital during this period, mostly from initial and secondary equity offerings. This level of new equity capital can often dampen share prices, and we currently are experiencing some of that.

    Another factor contributing to the recent low returns of the REIT market is the good performance of the S&P 500. Some investors invested in REITs in 1997 for defensive reasons, but with the success of the S&P 500 in the early part of 1998, many of those investors withdrew their capital and re-invested in the broader equity markets.

(1) ALL FUND RETURNS REFERENCED IN THIS INTERVIEW ARE FOR INVESTOR CLASS SHARES

(2) THE FUND INCEPTION DATE WAS 9/21/95 FOR RREEF REAL ESTATE SECURITIES FUND, ACRE'S PREDECESSOR. THAT FUND MERGED WITH ACRE ON 6/13/97.

[bar graph - data below]

ACRE'S ONE-YEAR RETURNS SINCE INCEPTION (Periods ended March 31)
                      March 1996      March 1997       March 1998
ACRE(1)                  8.83%          40.77%           20.03%
Wilshire REIT Index      6.52%          34.35%           17.01%

This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's returns do not. See page 20 for a description of the index. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

(1) Investor Class.
(2) Returns from 9/21/95 to 3/31/96.


   ANNUAL REPORT                                        MANAGEMENT Q & A    5


                                 MANAGEMENT Q&A

    Lastly, the proposal by the Clinton administration to re-evaluate the tax provisions for "paired-share" REITs, of which there are four, hurt the REIT market as many uninformed investors perceived the announcement to be a threat to all REITs. Paired-share REITs combine a company that owns real estate properties, usually hotels, with one that provides services at those properties. We anticipate the legislation will be approved and, even though it will limit the advantage of paired-share REITs, we don't believe it will have a broad-based impact.

    Despite these short-term market events, overall industry fundamentals remain strong. Many companies are expected to produce excellent earnings growth and, therefore, excellent total returns.

HOW DID YOU RESPOND TO A SOFTER MARKET?

    We were able to add to our most attractive holdings at depressed prices. REIT stocks dropped to prices that were very inexpensive relative to 1998 and 1999 earnings projections. For many stocks, this drop was tied to negative media attention rather than a fundamental shift in occupancy rates, inflation or other factors of significance to real estate investors. Investors who purchased REIT stocks as they fell were rewarded by the end of March as prices began to more accurately reflect intrinsic value.

WHICH HOLDINGS HURT THE FUND DURING  THE PERIOD?

    Some of our largest holdings, such as Starwood Lodging Trust and Patriot American Hospitality, Inc., both of which are paired-share REITs, were depressed by the factors cited earlier. Two other large holdings, Crescent Real Estate Equities, Inc. and Vornado Realty Trust, suffered an investor backlash as they announced acquisitions with higher risk profiles. Crescent, an office REIT, is paying $650 million for Station Casinos of Las Vegas. Vornado is continuing its diversified strategy by adding the Merchandise Mart in Chicago for $580 million. Vornado's portfolio includes shopping centers, Manhattan office buildings and cold storage facilities. We continue to like these companies for a variety of reasons: both Cresent and Vornado have good earnings potential and a history of making excellent investments. Starwood has grown by acquiring Westin Hotels & Resorts and ITT, creating a $20 billion company. It plans to renovate and upgrade many of the hotels in its new portfolio to higher-quality brand names in the coming years. We estimate Starwood's revenues will grow internally (as opposed to growth by acquisition) 20% to 25% annually over the next three years.

 TOP TEN HOLDINGS                   % of fund investments

                                     As of       As of
                                     3/31/98   10/31/97

Starwood Lodging Trust                6.4%       4.0%
Crescent Real Estate Equities, Inc.   5.9%       4.5%
CarrAmerica Realty Corp.              5.4%       4.9%
Highwoods Properties, Inc.            4.7%       4.9%
Cali Realty Corp.                     4.7%       5.0%
Arden Realty, Inc.                    4.4%       1.9%
Boston Properties, Inc.               4.0%       2.4%
Essex Property Trust, Inc.            3.9%       3.2%
Equity Residential Properties Trust   3.4%       1.1%
Camden Property Trust                 3.3%       4.3%


   6   MANAGEMENT Q & A                          AMERICAN CENTURY INVESTMENTS


                                 MANAGEMENT Q&A

THE FUND'S HIGHEST WEIGHTING WAS IN REITS THAT OWN OFFICE BUILDINGS. WHY?

    Office REITs were the last to the party of initial public offerings by real estate firms. Only 3% of America's office buildings are owned by public REITs, providing a lot of room for growth. In addition, we are bullish on the American economy. We expect job growth in every major metropolitan area over the next two years, which should drive market rents higher. The rate of rent increases is moderating, however, reflecting the advancing age of the real estate recovery and greater balance between building supply and demand.

CAN YOU OFFER AN EXAMPLE OF AN ATTRACTIVE  OFFICE REIT?

    Highwoods Properties, Inc. was one of our largest holdings at March 31, 1998. This Raleigh-Durham, N.C.-based company develops and owns office and industrial properties, and we have high expectations going forward. Highwoods does two things exceptionally well. One, when it purchases a local real estate operator, it successfully incorporates the existing management team in order to maintain the local contacts the company has developed over 20 or 30 years. And two, Highwoods has an experienced development team. Development is a risky endeavor and Highwoods has shown that it can deliver projects on time, on budget and pre-leased. At the moment, Highwoods has $400 million in projects under construction that are 40% pre-leased, giving Highwoods a healthy pipeline for future growth.

WHAT'S YOUR OUTLOOK FOR THE REAL ESTATE MARKET?

    We have always said a somewhat lower but still very competitive return is more realistic than the exceptional gains of 1996 and 1997. We continue to promote that expectation as a fair one for long-term shareholders. Having said that, we see a lot of potential growth remaining for REIT investments. Most of the excess space from the 1990s has been absorbed, vacancy rates and inflation are low, and there is solid demand due to the strength of the economy.

    Also, real estate investing has evolved in ways that dampen the boom and bust cycles of the past, in our opinion. The real estate industry's shift away from lending institutions and toward Wall Street for funding changed how projects get done. The free flow of information and capital that occurs in the stock market means developers must make a stronger economic case for each project than when a single loan officer was involved. Existing properties become more valuable as Wall Street constraints lead to less overbuilding.


   ANNUAL REPORT                                        MANAGEMENT Q & A    7


                             SCHEDULE OF INVESTMENTS

MARCH 31, 1998

Shares                                                            Value
--------------------------------------------------------------------------------
COMMON STOCKS & WARRANTS

DIVERSIFIED COMPANIES-3.6%

                    35,700  Capital Automotive REIT(1)            $     677,184

                   160,200  Catellus Development Corp.(1)             2,973,713

                    44,600  Developers Diversified Realty Corp.       1,823,025
                                                                 --------------

                                                                      5,473,922
                                                                 --------------

HOTELS-12.9%

                   113,500  American General Hospitality Corp.        3,142,532

                    84,900  FelCor Suite Hotels, Inc.                 3,146,606

                   130,010  Patriot American Hospitality, Inc.        3,510,270

                   181,820  Starwood Lodging Trust                    9,716,006
                                                                 --------------

                                                                     19,515,414
                                                                 --------------

INDUSTRIAL-5.6%

                    20,300  Cabot Industrial Trust(1)                   483,393

                    71,500  EastGroup Properties                      1,474,688

                   135,500  Liberty Property Trust                    3,641,563

                    86,900  Weeks Corp.                               2,840,544
                                                                 --------------

                                                                      8,440,188
                                                                 --------------

MULTI--FAMILY RESIDENTIAL-21.4%

                    44,600  Apartment Investment and
                              Management Co.                          1,717,100

                   126,000  Avalon Properties, Inc.                   3,654,000

                    77,516  Bay Apartment Communities, Inc.           2,877,782

                   170,548  Camden Property Trust                     5,052,485

                   100,950  Equity Residential Properties Trust       5,072,737

                   173,500  Essex Property Trust, Inc.                5,953,218

                    55,100  Oasis Residential, Inc.                   1,222,531

                     4,343  Security Capital Group B Warrants(1)         14,386

                      28,500 Smith (Charles E.) Residential
                              Realty, Inc.                              947,625

                   201,300  United Dominion Realty Trust, Inc.        2,918,850

                   118,000  Walden Residential Properties, Inc.       2,979,500
                                                                 --------------

                                                                     32,410,214
                                                                 --------------

NEIGHBORHOOD & COMMUNITY
SHOPPING CENTERS--4.4%

                   104,200  Bradley Real Estate, Inc.                 2,175,175

                     1,000  Pan Pacific Retail Properties, Inc.          21,875

                   100,800  Vornado Realty Trust                      4,391,100
                                                                 --------------

                                                                      6,588,150
                                                                 --------------


Shares                                                                     Value
--------------------------------------------------------------------------------
OFFICE-34.2%

                   233,300  Arden Realty, Inc.                   $     6,649,050

                   150,000  Beacon Properties Corp.,
                                (Acquired 3/17/98,
                                Cost $3,000,000)(2)                    3,030,000

                   169,700  Boston Properties, Inc.                    5,971,319

                   180,100  Cali Realty Corp.                          7,035,156

                   270,800  CarrAmerica Realty Corp.                   8,124,000

                   248,700  Crescent Real Estate Equities, Inc.        8,953,200

                   202,900  Highwoods Properties, Inc.                 7,164,906

                    99,300  Parkway Properties, Inc.                   3,239,663

                    60,800  Prentiss Properties Trust                  1,588,400
                                                                ----------------

                                                                      51,755,694
                                                                ----------------

REGIONAL MALLS-9.5%

                    93,700  General Growth Properties, Inc.            3,455,188

                   130,500  Macerich Co. (The)                         3,882,375

                    81,400  Mills Corp.                                2,131,662

                   144,700  Simon DeBartolo Group Inc.                 4,955,975
                                                                ----------------

                                                                      14,425,200
                                                                ----------------

STORAGE-3.2%

                   107,000  Public Storage, Inc.                       3,303,625

                    59,200  Storage Trust Realty                       1,461,500
                                                                ----------------

                                                                       4,765,125
                                                                ----------------

TOTAL COMMON STOCKS & WARRANTS-94.8%                                 143,373,907
                                                                ----------------

   (Cost $137,549,384)

 TEMPORARY CASH INVESTMENTS

       $391,000 par value FNMA Discount Note,
              5.90%, 4/1/98(3)                                           391,000

       Repurchase Agreement, Goldman Sachs & Co.,
              Inc., (U.S. Treasury obligations), in a joint
              trading account at 5.65%, dated 3/31/98,
              due 4/1/98 (Delivery value $7,401,161)                   7,400,000
                                                                ----------------

TOTAL TEMPORARY CASH INVESTMENTS-5.2%                                  7,791,000
                                                                ----------------

   (Cost $7,791,000)

TOTAL INVESTMENT SECURITIES-100.0%                                  $151,164,907
                                                                ================

   (Cost $145,340,384)

SEE NOTES TO FINANCIAL STATEMENTS


   8   SCHEDULE OF INVESTMENTS                   AMERICAN CENTURY INVESTMENTS


                             SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS

FNMA = FEDERAL NATIONAL MORTGAGE ASSOCIATION

(1) NON-INCOME PRODUCING.

(2) SECURITY WAS PURCHASED UNDER RULE 144A OF THE SECURITIES ACT OF 1933 AND, UNLESS REGISTERED UNDER THE ACT OR EXEMPTED FROM REGISTRATION, MAY ONLY BE SOLD TO QUALIFIED INSTITUTIONAL INVESTORS THE AGGREGATE VALUE OF RESTRICTED SECURITIES AT MARCH 31, 1998, WAS $3,030,000, WHICH REPRESENTED 2.0% OF NET ASSETS.

(3) THE RATES FOR U.S. GOVERNMENT AGENCY DISCOUNT NOTES REPRESENT THE YIELD TO MATURITY AT PURCHASE.


   ANNUAL REPORT                                  SCHEDULE OF INVESTMENTS   9


                       STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1998

 ASSETS

Investment securities, at value
(identified cost of $145,340,384) (Note 3) .....................   $151,164,907

Cash ...........................................................      1,161,898

Receivable for investments sold ................................      1,024,318

Dividend and interest receivable ...............................        469,962

Prepaid expenses and other assets ..............................         53,084
                                                                 --------------

                                                                    153,874,169
                                                                 --------------

LIABILITIES

Disbursements in excess of demand deposit cash .................        122,932

Payable for investments purchased ..............................      2,331,753

Payable for capital shares redeemed ............................        533,784

Payable for management fees (Note 2) ...........................        168,064

Payable for directors' fees and expenses .......................            154
                                                                 --------------

                                                                      3,156,687
                                                                 --------------

Net Assets .....................................................    $150,717,48
                                                                 ==============

NET ASSETS CONSIST OF:

Capital (par value and paid in surplus) ........................    $142,657,32

Undistributed net investment income ............................        409,964

Accumulated undistributed net realized
gain on investment transactions ................................      1,825,672

Net unrealized appreciation on investments (Note 3) ............      5,824,523
                                                                 --------------

 ...............................................................   $150,717,482
                                                                 ==============

Investor Class

Net assets .....................................................    $135,921,99

Shares outstanding .............................................      8,434,494

Net asset value per share ......................................         $16.12

Institutional Class

Net assets .....................................................    $14,795,483

Shares outstanding .............................................        918,018

Net asset value per share ......................................         $16.12

SEE NOTES TO FINANCIAL STATEMENTS


  10   STATEMENT OF ASSETS AND LIABILITIES     AMERICAN CENTURY INVESTMENTS


                            STATEMENTS OF OPERATIONS

PERIOD ENDED MARCH 31, 1998(1) AND YEAR ENDED OCTOBER 31,1997

 INVESTMENT INCOME                                       1998            1997

Income:

Dividend ..............................................$2,427,932    $1,490,106

Interest ..............................................   125,733        92,427
                                                      -----------   -----------

 ...................................................... 2,553,665     1,582,533
                                                      -----------   -----------

Expenses (Note 2):

Management fees .......................................   610,831       295,909

Custodian, transfer agent and administrative fees .....        --       110,491

Auditing and legal fees ...............................        --        13,642

Organizational expenses ...............................        --        12,067

Directors' fees and expenses ..........................     4,112        11,146

Printing and postage ..................................        --         6,916

Registration and filing fees ..........................        --         3,368

Other operating expenses ..............................        --        11,874
                                                      -----------   ------------

 ......................................................   614,943       465,413

Amount waived/reimbursed ..............................  (28,549)      (147,197)
                                                      -----------   ------------

  Net expenses ........................................   586,394       318,216
                                                      -----------   ------------


Net investment income ................................. 1,967,271     1,264,317
                                                      -----------   ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)

Net realized gain on investments ...................... 1,192,469     2,097,147

Change in net unrealized appreciation on investments ..   344,165     4,737,101
                                                      -----------   ------------


Net realized and unrealized gain on investments ....... 1,536,634     6,834,248
                                                      -----------   ------------


Net Increase in Net Assets Resulting from Operations ..$3,503,905    $8,098,565
                                                       ==========    ==========


(1) THE FUND'S FISCAL YEAR END WAS CHANGED FROM OCTOBER 31 TO MARCH 31 RESULTING IN A FIVE MONTH ANNUAL REPORTING PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS


   ANNUAL REPORT                                 STATEMENT OF OPERATIONS    11


                       STATEMENTS OF CHANGES IN NET ASSETS

PERIOD ENDED MARCH 31, 1998 AND

YEARS ENDED OCTOBER 31, 1997 AND OCTOBER 31,1996

Increase in Net Assets                    1998(1)         1997          1996

OPERATIONS

Net investment income .............$    1,967,271    $  1,264,317   $   289,352

Net realized gain on
investment transactions ...........     1,192,469       2,097,147       198,658

Change in net unrealized
appreciation on investments .......       344,165       4,737,101       825,847
                                       ------------   -----------   ------------

Net increase in net assets
resulting from operations .........     3,503,905       8,098,565     1,313,857
                                       ------------   -----------   ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

  Investor Class ..................    (1,148,389)       (748,247)     (155,292)

  Institutional Class .............      (157,612)        (75,141)           --

From net realized gains from investment transactions:

  Investor Class ..................    (1,639,725)       (643,767)           --

  Institutional Class .............      (222,854)             --            --
                                       ------------   -----------   ------------

Decrease in net assets from
distributions .....................    (3,168,580)     (1,467,155)     (155,292)
                                       ------------   -----------   ------------

 CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase in net assets from
capital share transactions ........    60,085,338      76,456,053     3,067,828
                                       ------------   -----------   ------------

Net increase in net assets ........    60,420,663      83,087,463     4,226,393

 NET ASSETS

Beginning of period ...............    90,296,819       7,209,356     2,982,963
                                       ------------   -----------   ------------

End of period .....................  $150,717,482     $90,296,819    $7,209,356
                                     ==============   ===========   ===========

Undistributed net investment
income ............................      $409,964        $239,230       $87,808
                                     ==============   ===========   ===========

(1)THE FUND'S FISCAL YEAR END WAS CHANGED FROM OCTOBER 31 TO MARCH 31 RESULTING IN A FIVE MONTH ANNUAL REPORTING PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS


  12   STATEMENTS OF CHANGES IN NET ASSETS     AMERICAN CENTURY INVESTMENTS


                          NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Capital Portfolios, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century Real Estate Fund (the Fund) is one of the three funds issued by the Corporation. The Fund is non-diversified under the 1940 Act. The Fund's investment objective is long-term capital appreciation with income as a secondary objective. The Fund seeks to achieve its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies which are principally engaged in the real estate industry. There are certain additional risks involved in investing in the Fund than a more diversified portfolio of investments. The Fund may be subject to certain risks similar to those associated with direct ownership of real estate including but not limited to: local or regional economic conditions, changes in zoning laws, credit risk, and interest rate risk. The Fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class had not commenced as of March 31, 1998. The following significant accounting policies, related to all classes of the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or at the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal and state income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually. The Fund designates $463,044 of the total distributions as long-term capital gains.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and


   ANNUAL REPORT                           NOTES TO FINANCIAL STATEMENTS     13


                          NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

    ADDITIONAL INFORMATION -- Effective January 15, 1998, Funds Distributor, Inc. (FDI) became the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's class average daily closing net assets during the previous month. The annual management fee is 1.20%, 0.95% and 1.00% for the Investor Class, Advisor Class and Institutional Class, respectively. Prior to June 13, 1997, the Fund had a management agreement with RREEF Real Estate Securities Advisers L.P.
(RESA).

    On January 27, 1998, substantially all of the assets of RESA, the subadvisor of the Fund since June 13, 1997, were acquired by RoProperty Services, B.V. The new entity adopted the name RREEF America, L.L.C. (RREEF). As a result of the acquisition, the subadvisory agreement between RESA and ACIM was terminated and replaced by a substantially identical subadvisory agreement with RREEF, which was approved by the Fund's Board of Directors in a special meeting on January 23, 1998. The subadvisory fee was waived during the period January 27, 1998 through February 18, 1998, when the SEC issued an exemptive order allowing RREEF to continue as subadvisor, pending approval of the new subadvisory agreement by the Fund shareholders. Pursuant to the terms of that order, from February 19, 1998 until shareholder approval is received, the subadvisory fee, paid by ACIM, is being held in an escrow account. Shareholders are expected to vote on the new agreement at a shareholder meeting scheduled to be held on May 20, 1998. The terms of the new subadvisory agreement between RREEF and ACIM are identical in all substantive respects to the old subadvisory agreement. The subadvisor will continue to make investment decisions for the Fund in accordance with the Fund's investment objectives, policies, and restrictions under the supervision of ACIM and the Board of Directors. ACIM will continue to pay all costs associated with retaining the RREEF as the subadvisor of the Fund.

    The Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the Plan) for the Advisor Class, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers.

    Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's transfer agent, American Century Services Corporation, and the registered broker-dealer, American Century Investment Services, Inc.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Securities purchased, excluding short-term investments, totaled $89,364,662. Securities sold, excluding short-term investments, totaled $34,272,889.

    As of March 31, 1998, accumulated net unrealized appreciation was $5,778,459, based on the aggregate cost of investments for federal income tax purposes of $145,386,448, which consisted of unrealized appreciation of $6,160,554 and unrealized depreciation of $382,095.


  14    NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                          NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998

4. CAPITAL SHARE TRANSACTIONS

  There are 50,000,000 shares and 25,000,000 shares authorized for issuance by the Investor Class and Institutional Class, respectively. All shares are $0.01 par value. Transactions in shares of the Fund were as follows:

                                                      Shares          Amount
INVESTOR CLASS

November 1, 1997 through March 31, 1998(1)

Sold .............................................  5,826,845       $93,379,453

Issued in reinvestment of distributions ..........    157,495         2,477,404

Redeemed ......................................... (2,340,053)      (37,157,594)
                                                 -------------     -------------

Net increase .....................................  3,644,287       $58,699,263
                                                 =============     =============


Year ended October 31, 1997

Sold .............................................  6,483,094       $99,753,311

Issued in reinvestment of distributions ..........     84,010         1,191,452

Redeemed ......................................... (2,363,280)      (36,295,993)
                                                 -------------     -------------

Net increase .....................................  4,203,824       $64,648,770
                                                 =============     =============


Year ended October 31, 1996

Sold .............................................    272,098       $ 2,954,839

Issued in reinvestment of distributions ..........     10,855           116,612

Redeemed .........................................      (339)            (3,623)
                                                 -------------     -------------

Net increase .....................................    282,614       $ 3,067,828
                                                 =============     =============

INSTITUTIONAL CLASS

November 1, 1997 through March 31, 1998(1)

Sold .............................................     97,111      $  1,570,964

Issued in reinvestment of distributions ..........     16,658           261,865

Redeemed .........................................   (27,808)          (446,754)
                                                 -------------     -------------

Net increase .....................................     85,961      $  1,386,075
                                                 =============     =============


June 16, 1997(2) through October 31, 1997

Sold .............................................    848,207       $12,080,751

Issued in reinvestment of distributions ..........      2,083            33,813

Redeemed .........................................   (18,233)          (307,281)
                                                 -------------     -------------

Net increase .....................................    832,057       $11,807,283
                                                 =============     =============


(1)THE FUND'S FISCAL YEAR END WAS CHANGED FROM OCTOBER 31 TO MARCH 31 RESULTING IN A FIVE MONTH ANNUAL REPORTING PERIOD.

(2) SALE OF THE INSTITUTIONAL CLASS COMMENCED ON JUNE 16, 1997.


     ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS    15


                              FINANCIAL HIGHLIGHTS

                                 INVESTOR CLASS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                          1998(1)     1997     1996     1995(2)

 PER-SHARE DATA

Net Asset Value,
Beginning of Period ..................... $16.06     $12.29     $9.82   $10.00
                                         --------   --------  --------  -------

Income From Investment Operations

  Net Investment Income .................  0.25(3)    0.67(3)   0.55      0.07

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .....  0.26       4.13      2.27     (0.25)
                                         --------   --------  --------  -------

  Total From Investment Operations ......  0.51       4.80      2.82     (0.18)
                                         --------   --------  --------  -------

Distributions

  From Net Investment Income ............ (0.18)     (0.48)    (0.35)       --

  From Net Realized Gains on
  Investment Transactions ............... (0.27)     (0.55)      --         --
                                         --------   --------  --------  -------

  Total Distributions ................... (0.45)     (1.03)    (0.35)       --
                                         --------   --------  --------  -------

Net Asset Value, End of Period ..........$16.12     $16.06    $12.29   $  9.82
                                         ========   ========  ========  =======

  Total Return(4) .......................  3.26%     40.69%    29.28%    (1.80)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...................1.15%(5)   1.17%    1.00%      1.50%(5)

Ratio of Operating Expenses
to Average Net Assets
(before expense waivers and
reimbursements)(6) ......................1.20%(5)   1.82%    6.83%     14.83%(5)

Ratio of Net Investment Income
to Average Net Assets ...................3.75%(5)   4.48%    5.84%      6.66%(5)

Ratio of Net Investment Income
to Average Net Assets
(before expense waivers
and reimbursements)(6) ..................3.70%(5)    3.84%    0.01%   (6.67)%(5)

Portfolio Turnover Rate .................    28%       69%      86%         --

Average Commission Paid per
Share of Equity Security Traded ......... $0.0534  $0.0528   $0.0545        --

Net Assets, End of Period
(in thousands) ..........................$135,922  $76,932    $7,209     $2,983

(1) FIVE MONTH PERIOD ENDED MARCH 31, 1998. THE FUND'S FISCAL YEAR END WAS CHANGED FROM OCTOBER 31 TO MARCH 31 RESULTING IN A FIVE MONTH ANNUAL REPORTING PERIOD.

(2) SEPTEMBER 21, 1995 (INCEPTION) THROUGH OCTOBER 31, 1995.

(3) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

(4) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(5) ANNUALIZED.

(6) DURING THE PERIODS ENDED OCTOBER 31, 1996 AND OCTOBER 31, 1995 AND FOR A PORTION OF THE PERIOD ENDED OCTOBER 31, 1997, THE MANAGER VOLUNTARILY AGREED TO WAIVE ITS MANAGEMENT FEE AND REIMBURSE CERTAIN EXPENSES INCURRED BY THE FUND AND PRIOR TO THE UNIFIED MANAGEMENT FEE STRUCTURE, EFFECTIVE JUNE 13, 1997, THE CUSTODIAN OFFSET PART OF ITS FEES FOR BALANCE CREDITS GIVEN TO THE FUND. DURING THE PERIOD ENDED MARCH 31, 1998, A PORTION OF THE SUBADVISORY FEE, WHICH IS PAID FOR SUBADVISORY SERVICES, WAS WAIVED.

SEE NOTES TO FINANCIAL STATEMENTS


  16    FINANCIAL HIGHLIGHTS                      AMERICAN CENTURY INVESTMENTS


                              FINANCIAL HIGHLIGHTS

                               INSTITUTIONAL CLASS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                           1998(1)      1997(2)


 PER-SHARE DATA

Net Asset Value, Beginning of Period ....................  $16.06       $14.24
                                                         ----------   ---------

Income From Investment Operations

  Net Investment Income(3) ..............................    0.26         0.28

  Net Realized and Unrealized Gain
  on Investment Transactions ............................    0.26         1.63
                                                         ----------   ---------

  Total From Investment Operations ......................    0.52         1.91
                                                         ----------   ---------

Distributions

  From Net Investment Income ............................   (0.19)       (0.09)

  From Net Realized Gains on
  Investment Transactions ...............................   (0.27)         --
                                                         ----------   ---------

  Total Distributions ...................................   (0.46)       (0.09)
                                                         ----------   ---------

Net Asset Value, End of Period ..........................  $16.12       $16.06
                                                         ==========   =========

  Total Return(4) .......................................    3.32%       13.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .......  0.95%(5)     1.00%(5)

Ratio of Operating Expenses to Average Net Assets
(before expense waivers and reimbursements)(6) ..........  1.00%(5)        --

Ratio of Net Investment Income to Average Net Assets ....  4.00%(5)     4.85%(5)

Ratio of Net Investment Income to Average Net Assets
(before expense waivers and reimbursements)(6) ..........  3.95%(5)        --

Portfolio Turnover Rate .................................    28%          69%

Average Commission Paid per Share of
Equity Security Traded ..................................  $0.0534      $0.0528

Net Assets, End of Period (in thousands) ................  $14,795      $13,365

(1) FIVE MONTH PERIOD ENDING MARCH 31, 1998. THE FUND'S FISCAL YEAR END WAS CHANGED FROM OCTOBER 31 TO MARCH 31 RESULTING IN A FIVE MONTH ANNUAL REPORTING PERIOD.

(2) JUNE 16, 1997 (COMMENCEMENT OF SALE) THROUGH OCTOBER 31, 1997.

(3) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

(4) TOTAL  RETURN   ASSUMES   REINVESTMENT   OF  DIVIDENDS   AND  CAPITAL  GAINS
    DISTRIBUTIONS, IF ANY. TOTAL RETURN IS NOT ANNUALIZED.

(5) ANNUALIZED.

(6) DURING THE PERIOD ENDED MARCH 31, 1998, A PORTION OF THE SUBADVISORY FEE, WHICH IS PAID FOR SUBADVISORY SERVICES, WAS WAIVED.


   ANNUAL REPORT                                     FINANCIAL HIGHLIGHTS   17


                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, American Century Capital Portfolios,
Inc:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century Real Estate Fund, Inc. (the "Fund"), one of the funds comprising American Century Capital Portfolios, Inc., as of March 31, 1998, and the related statements of operations for the period November 1, 1997 through March 31, 1998 and for the year ended October 31, 1997 and changes in net assets for the period November 1, 1997 through March 31, 1998 and each of the years in the two-year period ended October 31, 1997, and the financial highlights for the period November 1, 1997 through March 31, 1998 and for each of the years in the two-year period ended October 31, 1997 and the period September 21, 1995 (inception) through October 31, 1995. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century Real Estate Fund as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
April 30, 1998


  18  INDEPENDENT AUDITORS' REPORT               AMERICAN CENTURY INVESTMENTS


                SHARE CLASS AND RETIREMENT ACCOUNT INFORMATION

SHARE CLASSES

    American Century offers three classes of shares for ACRE. One class is for investors who buy directly from American Century, one is for investors who buy through financial intermediaries, and the third is for large institutional customers.

    The original class of ACRE shares is called the INVESTOR CLASS. All shares issued and outstanding before June 16, 1997, have been designated as Investor Class shares. Investor Class shares may also be purchased after June 16, 1997. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

    In addition, there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class. The ADVISOR CLASS had not commenced as of March 31, 1998.

    An INSTITUTIONAL CLASS is also available to endowments, foundations, defined-benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


   ANNUAL REPORT          SHARE CLASS AND RETIREMENT ACCOUNT INFORMATION    19


                             BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY AND POLICIES

    The American Century group offers eight equity funds, including four "specialty" equity funds that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of their respective industries.

    AMERICAN  CENTURY  REAL  ESTATE  FUND'S  primary  investment   objective  is
long-term capital appreciation, with income as a secondary objective.

    ACRE typically invests at least 80% of its assets in the equity securities of real estate investment trusts (REITs) and other companies engaged in the real estate industry. The fund's management team evaluates potential investments based on cash flow, property types and exposure to growing property markets.

    It's important to understand that real estate investing involves inherent risks, including interest rate fluctuations, credit risk and the impact of changing economic conditions. In addition, by focusing on a specific market sector, the fund may experience greater volatility than funds with a broader investment strategy. It is not intended to serve as a complete investment program by itself.

FUND MANAGEMENT TEAM

    American Century has entered into a subadvisory contract with an experienced real estate investment company, RREEF America L.L.C., to manage the fund. Founded in 1975, RREEF is a Chicago-based real estate investment advisor to large corporate clients, with assets under management of over $7 billion. The fund management team consists of two experienced fund managers who select investments within a framework established by a real estate investment policy committee. (See Note 2 in Notes to Financial Statements.)

FUND BACKGROUND

    To better serve investors, RREEF and American Century merged an existing fund managed by RREEF, RREEF Real Estate Securities Fund, into ACRE on June 13, 1997.

    The RREEF fund commenced operations on September 21, 1995, and had $25 million in assets at the time of the merger. ACRE was offered to the public by American Century on June 16, 1997.

COMPARATIVE INDICES

    The following index is used in the report to serve as a fund performance comparison. It is not an investment product available for purchase.

    The WILSHIRE REIT INDEX (full name: Wilshire Real Estate Securities Index - REIT component) is a market capitalization-weighted index comprised of 98 equity REITs. It does not include special purpose or healthcare REITs.

--------------------------------------------------------------------------------
INVESTMENT TEAM LEADERS
--------------------------------------------------------------------------------
    Portfolio Managers                  Kim Redding
                                        Karen Knudson
--------------------------------------------------------------------------------

  20   BACKGROUND INFORMATION                  AMERICAN CENTURY INVESTMENTS


                                    GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 16 and 17.


INVESTMENT TERMS

* REAL ESTATE INVESTMENT TRUST (REIT)--a private or public corporation (or trust) that enjoys a special status under the U.S. tax code. REITs pay no corporate income tax as long as their activities meet statutory tests that restrict business to certain commercial real estate activities. Most states honor this federal treatment and do not require REITs to pay state income tax. By law, REITs must pay out 95% of their taxable income.

* REITs, like mutual funds, issue shares and pool investors' assets. They invest primarily in income-producing real estate, such as shopping centers, office buildings, apartment complexes and industrial properties, either through direct ownership or mortgages. Equity REITs take direct ownership positions rather than debt positions. As a result, equity REIT shareholders can receive rental income from the properties in the portfolio and capital gains when properties are sold at a profit. In a fund that invests in equity REITs, such as ACRE, the income and capital gains generated by the REITs are passed through to fund investors.


   ANNUAL REPORT                                               GLOSSARY    21

[american century logo(reg.sm)]
            American
         Century(reg.tm)


P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

SUBADVISOR
RREEF AMERICA, L.L.C.
CHICAGO, ILLINOIS


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY INVESTMENT SERVICES, INC.
FUNDS DISTRIBUTOR, INC.

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